UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

Templeton Global Investment Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 3/31

Date of reporting period: 9/30/18

Item 1.	Reports to Stockholders.

1	Semiannual Report

Semiannual Report

Templeton Dynamic Equity Fund

This semiannual report for Templeton Dynamic Equity Fund covers the period ended September 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks risk-adjusted total return over the longer term. Under normal market conditions, the Fund seeks to achieve its investment goal by investing its assets in a global equity portfolio, while managing sector exposure by monitoring its allocation to various sectors compared to its benchmark, the MSCI All Country World Index (ACWI), and adjusting its overall exposure to certain sectors through long and short positions in various sector-focused exchange-traded funds (ETFs). Additionally, the Fund may hedge its exposure to the overall global equity market through a combination of cash, ETFs and equity index futures. The Fund’s global equity portfolio consists primarily of equity securities of companies located anywhere in the world, including developing markets. The Fund normally invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities and investments that provide exposure to equity securities. For purposes of this 80% policy, equity securities include, but are not limited to: common stock, preferred stock, convertible securities, depositary receipts, ETFs and certain derivative instruments. The Fund may invest in companies of any size, including small and medium capitalization companies.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Performance Overview

For the six-month period under review, the Fund’s Advisor Class shares posted a +3.41% cumulative total return. In comparison, the Fund’s benchmark, the MSCI ACWI, which measures stock performance in global developed and emerging

Geographic Composition

Based on Total Net Assets as of 9/30/18

markets, posted a +5.15% total return.1 You can find more of the Fund’s performance data in the Performance Summary on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The global economy expanded during the six-month period under review amid generally upbeat economic data across regions. In this environment, the MSCI ACWI, which measures performance of global developed and emerging market stocks, generated a +5.15% total return for the six months ended September 30, 2018.1 Global markets were aided by higher crude oil prices and encouraging corporate earnings reports.

However, at certain times during the period, global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the U.S. and the European Union (EU), as well as worries that strong economic growth and rising inflation in the U.S. and other countries would lead central banks to increase interest rates sooner than expected. Markets were further pressured by the Trump administration’s protectionist trade policies, U.S. trade disputes with its allies and China, and fears of tighter regulation of

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 11.

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TEMPLETON DYNAMIC EQUITY FUND

information technology (IT) and technology-related companies. The Turkish lira’s and Argentine peso’s rapid deterioration and accompanying fears of a contagion effect also hurt investor confidence, particularly in emerging markets. However, investors were encouraged by an overall easing of tensions in the Korean peninsula, a U.S.-EU agreement to try to reduce trade barriers and a trade deal between the U.S. and Mexico, which Canada joined at period-end.

The U.S. economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending, but moderated in the third quarter due to declines in exports and housing investment. The unemployment rate declined from 4.1% in March 2018, as reported at the beginning of the six-month period, to a nearly 49-year low of 3.7% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.4% in March 2018, as reported at the beginning of the period, to 2.3% at period-end.2 The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate in June and September 2018 and continued reducing its balance sheet as part of an ongoing plan to normalize monetary policy. In September 2018, the Fed raised its forecast for U.S. economic growth in 2018 and 2019 and projected one more rate increase in 2018.

In Europe, the U.K.’s quarterly economic growth accelerated in 2018’s second quarter amid growth in the services sector. The Bank of England raised its key policy rate once during the review period. The eurozone’s quarterly growth remained stable in 2018’s second quarter but moderated in the third quarter. The bloc’s annual inflation rate ended the period higher than in March 2018. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. In September 2018, the ECB confirmed it would further reduce its monthly bond purchases beginning in October 2018, as previously announced in June, and reiterated its plan to conclude the program at the end of 2018, while keeping interest rates unchanged through at least the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) expanded in 2018’s second quarter, mainly due to growth in business spending and household consumption. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP growth accelerated in 2018’s second quarter. Russia’s annual GDP growth rate accelerated in 2018’s second quarter. The Bank of

2. Source: U.S. Bureau of Labor Statistics.

Top 10 Countries

9/30/18

% of Total Net Assets

U.S.	36.5%

China	8.1%

South Korea	8.0%

U.K.	7.2%

France	6.8%

Netherlands	6.3%

Japan	4.9%

Canada	4.3%

Switzerland	3.6%

Hong Kong	3.0%

Russia kept its key rate unchanged through most of the period but raised it near period-end. China’s GDP continued to grow in 2018’s third quarter, though at the slowest annual rate since 2009. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, declined during the period.

Investment Strategy

In selecting equity securities eligible for the Fund’s global equity portfolio, we apply a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. After establishing a universe of potential investments, we generally apply a proprietary quantitative screen to assist in selecting the specific securities to buy or sell for the Fund.

We also monitor the Fund’s allocation to various sectors compared to the Fund’s benchmark, the MSCI ACWI, and adjust the Fund’s overall exposure to certain sectors by taking long (buying) or short (selling) positions on various sector-focused, passively managed ETFs. A long position in a sector-focused ETF would increase the Fund’s exposure to that particular sector, while a short position in a sector-focused ETF would decrease the Fund’s exposure to that sector. We use various technical and quantitative indicators for each sector to determine whether to increase or decrease the Fund’s exposure to specific sectors.

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TEMPLETON DYNAMIC EQUITY FUND

In addition to monitoring and adjusting the Fund’s exposure to specific sectors in the global equity market, we also monitor and adjust the Fund’s exposure to the overall global equity market. We use a model that studies various macroeconomic and market factors believed to have an impact on the global equity markets as a guide to determine when it is appropriate to hedge the global equity market. However, we make the ultimate decision on whether to hedge the Fund’s global equity market exposure based on our review of the market and the Fund’s current portfolio. When we determine that the Fund should increase its exposure to the global equity market, we will invest the Fund’s cash in one or more ETFs that provide global equity market exposure. When we expect global equity market returns to be negative and the Fund’s exposure should be decreased, we may use derivative instruments—specifically, selling equity index futures—to hedge the Fund’s exposure to overall global equity markets.

We may, from time to time, seek to hedge against market risk, gain exposure to individual securities or generate additional income for the Fund by buying and selling (writing) exchange traded and over-the-counter equity put and call options on individual securities held in its portfolio. Additionally, we may, from time to time, seek to hedge (protect) against currency risks, using certain derivative instruments, including currency and cross currency forwards and currency futures contracts.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

Manager’s Discussion

During the six-month period under review, the Fund was able to mitigate risk, but underperformed relative to its benchmark, the MSCI ACWI. Overall, stock selection and sector allocation detracted from the Fund’s relative performance. Nevertheless, we maintained our stance of seeking what we considered undervalued companies, while focusing on a long-term investment horizon and seeking to maximize risk-adjusted yields. We believe undervalued companies with strong prospects for fundamental recovery offer exceptional investment opportunities.

Stock selection and an overweighting contributed to relative performance in the energy and health care sectors, while stock selection and an underweighting contributed to relative results in the consumer staples sector.3

In the energy sector, Husky Energy and Kunlun Energy were the largest relative contributors. Husky is a Canadian integrated oil company with oil sands assets in Canada and conventional assets in Asia. We invested in Husky based on our belief that its ability to generate meaningful cash flow at a higher oil price, as well as its relatively sound balance sheet, was undervalued by the market. During the period, the company’s stock rose due to an announced increase in the quarterly dividend.

In the health care sector, LivaNova (not in the benchmark) and Eli Lilly & Co. were the biggest relative contributors in both the sector and the Fund as a whole. LivaNova is a U.K.-domiciled global medical technology company that is focused on developing medical devices to treat cardiovascular diseases and provide neuromodulation solutions. The company’s stock rose after it received approval for a cardiovascular treatment, an event we believe confirmed our investment thesis that the company’s product pipeline was underappreciated. The company’s strengthened management team has made strides to improve profitability and taken steps to foster revenue growth during the investment period. Although we believe the stock currently trades near fair value, we continue to find value elsewhere in health care and remain overweighted in the sector.

In the consumer staples sector, Kellogg and Procter & Gamble4 were the largest relative contributors. Kellogg makes, markets and distributes ready-to-eat cereals and snack foods. Our initial investment in the company was based on a belief that the

3. The energy sector comprises oil, gas and consumable fuels in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, life sciences tools and services, and pharmaceuticals in the SOI. The consumer staples sector comprises food and staples retailing, food products and personal products in the SOI.

4. Not held at period-end.

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TEMPLETON DYNAMIC EQUITY FUND

market underappreciated the earnings potential of Kellogg’s shift from breakfast cereals to a broader range of snack foods and growing global markets. The company’s stock benefited as earnings and revenue exceeded expectations in the first-half of 2018. The stock was further supported by improved cash flow guidance and tax benefits the company received during the period. Although we still see upside potential in Kellogg, we maintained our underweighted allocation in the sector as we seek what we consider bargain-value opportunities elsewhere.

Stock selection and overweighting detracted from relative performance in the materials, financials and real estate sectors, while stock selection and underweighting detracted from relative results in the IT, consumer discretionary and industrials sectors.5

In the materials sector, Eastman Chemical and Wheaton Precious Metals were among the largest relative detractors. Wheaton is a metals streaming company that enters into agreements to purchase precious metals from mines at a set price after an upfront payment. Despite positive numbers during the period, an ongoing tax dispute with the Canada Revenue Agency (CRA) and low gold prices weighed on the stock’s performance. The market may have also been concerned with tax increases on some of the company’s assets in Argentina. While it may be sometime until the CRA and Wheaton resolve their tax dispute, in our view this is already discounted in the price and the stock is undervalued. We believe we have located bargain-valued stocks in the construction materials, chemicals, and metals and mining industries and are currently overweighted in the sector.

In the financials sector, our exposure to banks led to negative returns, with UniCredit among the sector’s biggest detractors. UniCredit is a commercial bank that operates across Italy, Germany, Austria and 17 other Central and Eastern European countries. The bank raised capital, cut costs and posted strong results during the period, but the market remained skeptical of the company as uncertainty surrounding exposure to the weakening Turkish lira and political issues in Italy weighed on the stock. Although we understand the reason for these concerns, we still believe the company remains undervalued. We continue to find what are, in our view, bargain-valued stocks in the European insurance, banks and consumer finance industries. As a result, we remain overweighted in the sector.

In the IT sector, one of the largest relative detractors was Omron.4 The company develops sensors, relays and switches that are applied to a variety of end markets, with growth coming from China, Southeast Asia and other emerging markets. The stock declined as uncertainty from the trade war between the U.S. and China caused order delays from American automobile companies and Chinese robot makers among Omron’s peers. The market was concerned that Omron could experience similar delays or possible cancellations. Despite the strong returns the sector has experienced, we remain underweighted as undervalued stocks become more difficult to identify.

Both of our holdings in the real estate sector, Jones Lang LaSalle and CK Asset Holdings, detracted from relative results. CK Asset Holdings is a Hong Kong-based company that engages or has holdings in property development and management, hotel operations, aircraft leasing, energy, and infrastructure assets. The stock suffered during the period due to the imposition of vacancy taxes that targeted developers. There was also a concern that residential prices could decline in Hong Kong and China, and rising bond yields could put upward pressure on capitalization rates. However, we still believe the stock is trading at bargain-value levels.

In the consumer discretionary sector, Panasonic and Kingfisher were the largest relative detractors. Kingfisher is a leading global home improvement retailer. The company’s stock suffered during the period as positive sales in the second quarter were interpreted as a result of weather-related factors and margins remained underwhelming. Further pressure was placed on the stock as the uncertainty related to the U.K.’s exit from the EU continued. However, we believe the stock is now undervalued and remain holders. We continue to maintain an underweighted allocation in the consumer discretionary sector as we have been able to locate value elsewhere.

In the industrials sector, one of the largest relative detractors was Travis Perkins. The company is one of the U.K.’s largest builders’ merchant and domestic Do-It-Yourself (DIY) retailers, with more than 2,000 branches and stores across the country. During the second quarter, Travis Perkins announced

5. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI. The financials sector comprises banks, consumer finance, diversified financial services and insurance in the SOI. The real estate sector comprises real estate management and development in the SOI. The IT sector comprises communications equipment; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI. The consumer discretionary sector comprises auto components; household durables; specialty retail; and textiles, apparel and luxury goods in the SOI. The industrials sector comprises air freight and logistics, building products, electrical equipment, machinery, and trading companies and distributors in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON DYNAMIC EQUITY FUND

Top 10 Holdings

9/30/18

Company Sector/Industry, Country	% of Total Net Assets

Oracle Corp. Software, U.S.	3.0%

Baidu Inc. Interactive Media & Services, China	2.9%

Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	2.9%

Total SA Oil, Gas & Consumable Fuels, France	2.9%

Jones Lang LaSalle Inc. Real Estate Management & Development, U.S.	2.8%

Kellogg Co. Food Products, U.S.	2.7%

NXP Semiconductors NV Semiconductors & Semiconductor Equipment, Netherlands	2.6%

Novartis AG Pharmaceuticals, Switzerland	2.6%

LyondellBasell Industries NV Chemicals, U.S.	2.5%

Eastman Chemical Co. Chemicals, U.S.	2.5%

poor results due to decreasing like-for-like sales in its DIY segments, as well as margin erosion. The DIY segment suffered as consumers seemed to delay purchasing bigger-ticket items and pricing pressure from competitors mounted. However, the remaining divisions, such as general merchanting, plumbing and heating, performed relatively well, and we still believe the company is undervalued.

Our cash holdings detracted from relative performance, but lowered risk. In an effort to reduce volatility, we held cash in various currencies including the euro, British pound and Japanese yen. Cash was also held in money market investments.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended September 30, 2018, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

Templeton Dynamic Equity Fund has been able to deliver positive returns during the investment period, while incurring reduced risk. The Fund held cash in multiple currencies as part of its effort to minimize volatility.

On October 9, 2018, subsequent to period-end, James Harper is no longer Lead Portfolio Manager of the Fund. Norman J. Boersma has assumed Mr. Harper’s duties.

James Harper, CFA

Norman J. Boersma, CFA

Heather Arnold, CFA Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report	6

TEMPLETON DYNAMIC EQUITY FUND

Performance Summary as of September 30, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. Advisor Class shares are offered without sales charges.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

Advisor
6-Month	+3.41%	+3.41%

1-Year	+5.61%	+5.61%

Since Inception (5/2/16)	+32.01%	+12.19%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

See page 8 for Performance Summary footnotes.

7	Semiannual Report

TEMPLETON DYNAMIC EQUITY FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses4

Share Class	With Waiver	Without Waiver

Advisor	1.05%	1.86%

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller-company stocks have historically experienced more price volatility than larger-company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Derivatives, including equity index futures, equity options and currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. To the extent the Fund invests in ETFs, its performance is directly related to the performance of such ETFs. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 7/31/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON DYNAMIC EQUITY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period 4/1/18–9/30/18[1,2]	Ending Account Value 9/30/18	Expenses Paid During Period 4/1/18–9/30/18[1,2]	Net Annualized Expense Ratio[2]
Advisor	$1,000	$1,034.10	$5.10	$1,020.05	$5.06	1.00%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

9	Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights

Templeton Dynamic Equity Fund

	Six Months Ended September 30, 2018 (unaudited)
			Year Ended March 31,
			2018	2017[a]

Advisor Class
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.16		$11.17	$10.00
Income from investment operations[b]:

Net investment income[c]	0.11		0.17	0.12

Net realized and unrealized gains (losses)	0.27		1.17	1.26
Total from investment operations	0.38		1.34	1.38
Less distributions from:

Net investment income	—		(0.21)	(0.11)

Net realized gains	—		(1.14)	(0.10)

Total distributions	—		(1.35)	(0.21)

Net asset value, end of period	$11.54		$11.16	$11.17

Total return[d]	3.41%		12.11%	13.97%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates[f]	1.68%		1.83%	2.41%

Expenses net of waiver and payments by affiliates[f]	1.00%	[g]	1.03% [g]	1.22%

Expenses incurred in connection with securities sold short	—%		0.03%	0.22%

Net investment income	1.89%		1.43%	1.31%

Supplemental data

Net assets, end of period (000’s)	$11,538		$11,158	$11,170

Portfolio turnover rate	60.97%		104.87%	86.10%

aFor the period May 2, 2016 (commencement of operations) to March 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(c).

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	10

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, September 30, 2018 (unaudited)

Templeton Dynamic Equity Fund

	Industry	Shares	Value

Common Stocks 95.1%
Belgium 1.5%
UCB SA.	Pharmaceuticals	1,890	$169,831

Canada 4.3%
Goldcorp Inc.	Metals & Mining	10,600	107,923
Husky Energy Inc.	Oil, Gas & Consumable Fuels	13,400	235,126
Wheaton Precious Metals Corp.	Metals & Mining	9,000	157,363
			500,412
China 8.1%
[a]Baidu Inc., ADR	Interactive Media & Services	1,489	340,505
China Longyuan Power Group Corp.	Independent Power & Renewable Electricity Producers	221,000	185,753
China Mobile Ltd.	Wireless Telecommunication Services	25,706	253,332
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	132,000	153,607
			933,197
Denmark 1.0%
Vestas Wind Systems AS	Electrical Equipment	1,722	116,453
France 6.8%
AXA SA	Insurance	4,635	124,570
Cie Generale des Etablissements Michelin SCA	Auto Components	904	108,046
Compagnie de Saint-Gobain	Building Products	2,582	111,345
Credit Agricole SA	Banks	7,548	108,537
Total SA	Oil, Gas & Consumable Fuels	5,143	333,407
			785,905
Germany 1.0%
HeidelbergCement AG	Construction Materials	1,418	110,824
Hong Kong 3.0%
AIA Group Ltd.	Insurance	26,800	239,293
CK Asset Holdings Ltd.	Real Estate Management & Development	14,370	107,841
			347,134
Italy 1.0%
UniCredit SpA	Banks	7,702	115,920
Japan 4.9%
IHI Corp.	Machinery	3,000	113,643
INPEX Corp.	Oil, Gas & Consumable Fuels	9,200	114,712
Panasonic Corp.	Household Durables	9,500	110,636
Seven & i Holdings Co. Ltd.	Food & Staples Retailing	2,470	109,976
Sumitomo Mitsui Financial Group Inc.	Banks	2,770	111,780
			560,747
Netherlands 6.3%
NN Group NV	Insurance	4,657	207,774
NXP Semiconductors NV	Semiconductors & Semiconductor Equipment	3,520	300,960
[a]QIAGEN NV	Life Sciences Tools & Services	5,800	219,704
			728,438
South Korea 8.0%
Hana Financial Group Inc.	Banks	5,010	201,068
KB Financial Group Inc.	Banks	2,420	118,161
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	8,037	336,308
Shinhan Financial Group Co. Ltd.	Banks	6,594	267,312
			922,849

11	Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Dynamic Equity Fund (continued)

	Industry	Shares	Value

Common Stocks (continued)
Switzerland 3.6%
Novartis AG	Pharmaceuticals	3,460	$297,498
Roche Holding AG	Pharmaceuticals	481	116,501
			413,999
Taiwan 1.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	25,970	223,725
United Kingdom 7.2%
BP PLC	Oil, Gas & Consumable Fuels	15,063	115,711
Kingfisher PLC	Specialty Retail	31,596	106,262
[a]LivaNova PLC	Health Care Equipment & Supplies	1,750	216,948
Prudential PLC	Insurance	10,170	233,259
Travis Perkins PLC	Trading Companies & Distributors	1,280	17,778
Vodafone Group PLC	Wireless Telecommunication Services	64,473	138,252
			828,210
United States 36.5%
Advance Auto Parts Inc.	Specialty Retail	658	110,761
Ally Financial Inc.	Consumer Finance	5,297	140,106
Amgen Inc.	Biotechnology	761	157,748
Apache Corp.	Oil, Gas & Consumable Fuels	2,400	114,408
Capital One Financial Corp.	Consumer Finance	2,560	243,021
[a]Celgene Corp.	Biotechnology	1,700	152,133
Comcast Corp., A	Media	7,156	253,394
[a]CommScope Holding Co. Inc.	Communications Equipment	3,600	110,736
Coty Inc., A	Personal Products	6,900	86,664
Devon Energy Corp.	Oil, Gas & Consumable Fuels	5,590	223,265
Eastman Chemical Co.	Chemicals	3,021	289,170
Eli Lilly & Co.	Pharmaceuticals	2,060	221,059
Gilead Sciences Inc.	Biotechnology	1,650	127,396
Jones Lang LaSalle Inc.	Real Estate Management & Development	2,228	321,545
Kellogg Co.	Food Products	4,370	305,987
LyondellBasell Industries NV, A	Chemicals	2,851	292,256
Oracle Corp.	Software	6,731	347,050
Perrigo Co. PLC	Pharmaceuticals	1,569	111,085
Tapestry Inc.	Textiles, Apparel & Luxury Goods	2,180	109,589
United Parcel Service Inc., B	Air Freight & Logistics	2,360	275,530
Voya Financial Inc.	Diversified Financial Services	2,260	112,254
Wells Fargo & Co.	Banks	1,990	104,594
			4,209,751

Total Common Stocks (Cost $10,634,511)			10,967,395

Semiannual Report	12

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Dynamic Equity Fund (continued)

	Shares	Value

Short Term Investments (Cost $593,180) 5.1%

Money Market Funds 5.1%
United States 5.1%
[b,c]Institutional Fiduciary Trust Money Market Portfolio, 1.69%	593,180	$593,180

Total Investments (Cost $11,227,691) 100.2%		11,560,575
Other Assets, less Liabilities (0.2)%		(22,819)

Net Assets 100.0%		$11,537,756

See Abbreviations on page 24.

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

13	Semiannual Report | The accompanying notes are an integral part of these financial statements.

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities

September 30, 2018 (unaudited)

Templeton Dynamic Equity Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$10,634,511
Cost - Non-controlled affiliates (Note 3e)	593,180

Value - Unaffiliated issuers	$10,967,395
Value - Non-controlled affiliates (Note 3e)	593,180
Cash	992
Receivables:
Dividends	32,454
Other assets	5

Total assets	11,594,026

Liabilities:
Payables:
Investment securities purchased	11,283
Management fees	2,693
Transfer agent fees	208
Reports to shareholders	6,548
Professional fees	34,917
Accrued expenses and other liabilities	621

Total liabilities	56,270

Net assets, at value	$11,537,756

Net assets consist of:
Paid-in capital	$ 9,951,916
Total distributable earnings (loss)	1,585,840

Net assets, at value	$11,537,756

Shares outstanding	1,000,000

Net asset value and maximum offering price per share	$11.54

The accompanying notes are an integral part of these financial statements. | Semiannual Report	14

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended September 30, 2018 (unaudited)

Templeton Dynamic Equity Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$158,955
Non-controlled affiliates (Note 3e)	4,567
Total investment income	163,522
Expenses:
Management fees (Note 3a)	50,985
Transfer agent fees (Note 3d)	1,133
Custodian fees (Note 4)	684
Reports to shareholders	3,914
Registration and filing fees	56
Professional fees	31,569
Other	6,676
Total expenses	95,017
Expense reductions (Note 4)	(63)
Expenses waived/paid by affiliates (Note 3e and 3f)	(38,303)
Net expenses	56,651
Net investment income	106,871
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	877,219
Foreign currency transactions	(3,013)
Net realized gain (loss)	874,206
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(600,279)
Translation of other assets and liabilities denominated in foreign currencies	(571)
Net change in unrealized appreciation (depreciation)	(600,850)
Net realized and unrealized gain (loss)	273,356
Net increase (decrease) in net assets resulting from operations	$380,227

*Foreign taxes withheld on dividends	$15,479

15	Semiannual Report | The accompanying notes are an integral part of these financial statements.

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Dynamic Equity Fund

	Six Months Ended September 30, 2018 (unaudited)	Year Ended March 31, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 106,871	$ 167,889
Net realized gain (loss)	874,206	1,366,453
Net change in unrealized appreciation (depreciation)	(600,850)	(195,325)

Net increase (decrease) in net assets resulting from operations	380,227	1,339,017

Distributions to shareholders (Note 1e)	—	(1,351,200)

Net increase (decrease) in net assets	380,227	(12,183)
Net assets:
Beginning of period	11,157,529	11,169,712

End of period (Note 1e)	$11,537,756	$11,157,529

The accompanying notes are an integral part of these financial statements. | Semiannual Report	16

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton Dynamic Equity Fund

1.  Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Dynamic Equity Fund (Fund) is included in this report. The Fund has five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The Fund currently operates with one class of shares, Advisor Class.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American

17	Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Dynamic Equity Fund (continued)

Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At September 30, 2018, the Fund had no securities sold short.

d.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Semiannual Report	18

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Dynamic Equity Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of September 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective with the current reporting period, it is no longer required to present certain line items on the Statements of Changes in Net Assets. Such disclosure changes are included in the Statements of Changes in Net Assets, therefore prior period amounts are presented below.

For the year ended March 31, 2018, distributions to shareholders were as follows:

Net investment income	$(210,000)
Net realized gains	(1,141,200)

2.  Shares of Beneficial Interest

At September 30, 2018, there were an unlimited number of shares authorized ($0.01 par value). During the period ended September 30, 2018 and the year ended March 31, 2018, there were no transactions of the Fund’s shares.

19	Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Dynamic Equity Fund (continued)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Ltd. (Global Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Global Advisors of 0.90% per year of the average daily net assets of the Fund.

b.  Administrative Fees

Under an agreement with Global Advisors, FT Services provides administrative services to the Fund. The fee is paid by Global Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended September 30, 2018, the Fund paid transfer agent fees of $1,133, which were retained by Investor Services.

Semiannual Report	20

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Dynamic Equity Fund (continued)

3.  Transactions with Affiliates (continued)

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended September 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.69%	636,370	845,330	(888,520)	593,180	$593,180	$4,567	$ —	$ —

f.  Waiver and Expense Reimbursements

Global Advisors has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, expenses related to securities sold short, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) of the Fund does not exceed 1.00%, based on the average net assets of each class until July 31, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

g.  Other Affiliated Transactions

At September 30, 2018, Franklin Resources, Inc., owned 100% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

At September 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$11,228,586

Unrealized appreciation	$786,621
Unrealized depreciation	(454,632)

Net unrealized appreciation (depreciation)	$331,989

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and offering costs.

21	Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Dynamic Equity Fund (continued)

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2018, aggregated $6,678,840 and $6,509,927 respectively.

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended September 30, 2018, the Fund did not use the Global Credit Facility.

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At September 30, 2018, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

Semiannual Report	22

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Dynamic Equity Fund (continued)

10.  New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Management is currently evaluating the impact, if any, of applying this provision.

11.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

23	Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Dynamic Equity Fund (continued)

Abbreviations

Selected Portfolio
ADR American Depositary Receipt

Semiannual Report	24

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON DYNAMIC EQUITY FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

25	Semiannual Report

Semiannual Report and Shareholder Letter September 30, 2018

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Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended September 30, 2018, frontier and emerging market economies overall continued to grow faster than developed market economies. Vietnam’s economy grew, although at a slower pace than during the prior-year period, and Kenya’s economy experienced accelerated growth in 2018’s second quarter. Kuwait’s economy also grew in the second quarter, while Argentina’s economy contracted. Despite economic growth, frontier market equities were hurt by investor concerns about increasing U.S. and global interest rates, a rising U.S. dollar, and escalating global trade tensions that included higher tariffs, particularly between the U.S. and China. The Turkish lira’s and Argentine peso’s rapid depreciation and fears of a contagion effect also contributed to frontier market stocks’ decline. Markets were partially supported by sentiment that the latest round of U.S.-China tariffs were less dramatic than initially feared. In this environment, frontier market stocks declined, as measured by the MSCI Frontier Markets Index.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Frontier Markets Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Manraj S. Sekhon, CFA

Chief Investment Officer

Franklin Templeton Emerging Markets Equity

This letter reflects our analysis and opinions as of September 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Frontier Markets Fund

This semiannual report for Templeton Frontier Markets Fund covers the period ended September 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located in “frontier market countries” as defined in the prospectus. Such companies are organized under the laws of, have principal offices in, or have their principal securities trading markets in, frontier market countries; or derive at least 50% of their total revenue or profit from either goods or services produced or sales made in frontier market countries; or have at least 50% of their assets in, or are linked to currencies of, frontier market countries.

Performance Overview

The Fund’s Class A shares delivered a -15.29% cumulative total return for the six months under review. For comparison, the MSCI Frontier Markets Index, which measures stock performance in frontier markets, generated a -16.71% total return for the same period.1 Also for comparison, the Fund’s secondary benchmark, the MSCI Frontier Emerging Markets (FEM) Select Countries Capped Index, a capped version of the MSCI FEM Index that measures stock performance in predominantly frontier market countries, produced a -12.09% total return.2 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures

Geographic Composition

Based on Total Net Assets as of 9/30/18

shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew during the six months under review, as many frontier and emerging market economies expanded and many developed market economies continued to recover.

Vietnam’s economy grew in the third quarter of 2018 compared to the prior-year period, but at a slightly slower pace. Growth was driven by services, industry and construction. The economy’s increasing competitiveness, robust trade flows and strong domestic consumption also supported growth. The central bank unexpectedly cut its benchmark interest rate, contrary to International Monetary Fund (IMF) advice, to boost economic growth. In this environment, Vietnamese stocks declined for the six-month period.

Kuwait’s economy grew in the second quarter of 2018 compared to the prior-year period, in contrast to the contraction in the first quarter. Growth was due to the non-oil sector, as higher oil prices failed to spur growth in the country’s oil

1. Source: Morningstar.

2. Source: FactSet. The MSCI FEM Select Countries Capped Index was developed by MSCI for the Fund’s investment manager and represents a capped version of the MSCI FEM Index. MSCI applies caps on the exposure of the MSCI FEM Index to emerging market and frontier market countries to create the MSCI FEM Select Countries Capped Index so that the index reflects predominantly frontier market countries.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 15.

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TEMPLETON FRONTIER MARKETS FUND

sector. Investor confidence grew in anticipation of the country’s expected inclusion in the FTSE Emerging Index and hopes of future inclusion in the MSCI Emerging Markets (EM) Index as well. The central bank left its benchmark interest rate unchanged during the period in an attempt to maintain the strength of its currency. In this environment, Kuwaiti stocks rose for the six-month period.

Argentina’s GDP contracted in the second quarter of 2018 compared to the prior-year period, the first contraction since the fourth quarter of 2016. The country experienced a sharp devaluation in the peso, increased inflation and investment outflows amid political uncertainty during its presidential campaign season. An August request by the country’s president that the IMF deliver its bailout package ahead of schedule caused further economic turmoil. The central bank raised its benchmark interest rate multiple times during the period. In this environment, Argentine stocks declined sharply for the six-month period.

Kenya’s economic growth accelerated in the second quarter of 2018 compared to the prior-year period, the highest growth rate since the fourth quarter of 2016. Growth drivers included manufacturing, wholesale and retail trade, and accommodations and restaurants. The economy also benefited from export growth and decreased political uncertainty following the completion of an election cycle. The central bank cut its benchmark interest rate during the period to boost lending to the private sector and support economic growth. In this environment, Kenyan stocks declined for the six-month period.

Frontier market stocks declined during the six months under review. Investor concerns included rising U.S. and global interest rates, a strengthening U.S. dollar, and escalating global trade tensions that have included the imposition of higher tariffs, particularly between the U.S. and China. The Turkish lira’s and Argentine peso’s rapid depreciation and accompanying fears of a contagion effect also contributed to frontier market stocks’ decline. Asian stocks were also hurt by increased tensions in the Korean peninsula, although tensions eased later in the period. However, markets were somewhat supported by investor sentiment that the latest round of tariffs the U.S. and China imposed on each other’s goods were less dramatic than initially feared. In this environment, frontier market stocks, as measured by the MSCI Frontier Markets Index, had a -16.71% total return for the six months ended September 30, 2018.1

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market

Top 10 Countries*
9/30/18

% of Total Net Assets

Vietnam	12.0%

Kuwait	11.1%

Philippines	9.9%

Saudi Arabia	7.7%

Zimbabwe	7.0%

Argentina	6.6%

Peru	6.5%

Egypt	6.2%

Colombia	5.9%

Kenya	3.7%

*Figures exclude Short-Term Investments and Other Net Assets.

price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company’s securities. The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Manager’s Discussion

During the six months under review, key detractors from the Fund’s performance included Global Telecom Holding, Grupo Financiero Galicia and Telecom Argentina.

Global Telecom is one of the largest mobile operators in the Middle East and North Africa region, in terms of subscribers. Shares in the company fell following the withdrawal of an acquisition offer by a Dutch telecommunications company. A subsequent offer to acquire Global Telecom’s assets in Pakistan and Bangladesh did little to help sentiment in the stock due to market expectations that the offer would be rejected based on low valuations. Additionally, an agreement for the sale of the tower business owned by its Pakistani subsidiary was terminated due to a lack of regulatory approvals, raising financing concerns about the company.

Grupo Financiero Galicia is a financial services holding company. Its key asset is a 100% stake in Banco Galicia, one of Argentina’s leading private sector banks. The group reported weaker-than-expected second-quarter corporate results as the country’s economic turmoil weighed on asset quality and net income margins. Loan growth, however, exceeded expectations.

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TEMPLETON FRONTIER MARKETS FUND

Telecom Argentina is a major fixed-line telecommunications services provider in Argentina. The company also provides services such as long-distance phone services, data transmission, information technology solutions outsourcing as well as internet services. In addition to concerns about operating in a weakening economic environment, and depreciation in the Argentine peso, a delay in a tender offer for outstanding shares of Telecom Argentina by the new controlling shareholder, Cablevision, hurt investor sentiment in the stock.

In contrast, key contributors to the Fund’s absolute performance included investments in Samba Financial Group,3 National Bank of Kuwait (NBK) and InRetail Peru.

Samba Financial Group, one of the largest banks in Saudi Arabia, benefited from margin expansion due to higher interest rates. The implementation of recent structural changes in the company could, in our opinion, lead to an acceleration in loan growth next year. Moreover, the Saudi market saw an increase in interest from international investors as a result of decisions by key index providers MSCI and FTSE to upgrade the country to EM status.

Positive investor sentiment in Kuwait was driven by the country’s inclusion in the FTSE Emerging Index and hopes of inclusion in the MSCI EM Index in the future. Analysts expect NBK, the largest bank in the country, to benefit from fund inflows resulting from these favorable developments. Strengthening economic growth and higher oil prices also boded well for Kuwait’s economy in general, providing a supportive environment for NBK. The bank reported solid first-and second-quarter earnings, supported by both its domestic and international operations.

InRetail Peru is a multi-format retailer with leading market positions in the country’s supermarkets, pharmacies and shopping centers. The company’s stock rose due to anticipated synergies from the acquisition of its main domestic drug retail competitor along with Peru’s continued economic recovery. The company reported strong second-quarter revenue growth driven by the above-mentioned acquisition and growth in the pharmacy and supermarket businesses.

During the period, redemptions received from Fund investors led us to reduce our investments across most markets and

Top 10 Holdings
9/30/18

Company Sector/Industry, Country	% of Total Net Assets

Delta Corp. Ltd. Beverages, Zimbabwe	7.0%

National Bank of Kuwait SAKP Banks, Kuwait	5.2%

YPF Sociedad Anonima Oil, Gas & Consumable Fuels, Argentina	4.3%

Binh Minh Plastics JSC Building Products, Vietnam	3.5%

Sonatel Diversified Telecommunication Services, Senegal	3.1%

Hatton National Bank PLC Banks, Sri Lanka	3.0%

Human Soft Holding Co. KSC Diversified Consumer Services, Kuwait	2.7%

DHG Pharmaceutical JSC Pharmaceuticals, Vietnam	2.6%

Aramex PJSC Air Freight & Logistics, United Arab Emirates	2.6%

Brac Bank Ltd. Banks, Bangladesh	2.5%

sectors. Geographically, we significantly reduced holdings in Vietnam, Argentina and Kenya. We also undertook some sales in Kuwait, Saudi Arabia3 and Romania, and liquidated our holding in Oman, to allow the Fund to focus on stocks we deemed to be relatively more attractively valued within our investment universe. In sector terms, we reduced holdings in communication services, health care and materials.4 We reduced our investments in DHG Pharmaceutical, a Vietnamese pharmaceuticals company, and Mobile Telecommunications, a Kuwaiti communications company, while we liquidated our position in Telecom Argentina.

Conversely, the continued search for investments we considered attractively valued led to purchases in Colombia, the Philippines, Peru and Vietnam. New purchases included Vietnam Technological and Commercial Joint Stock Bank, one of the largest private commercial banks in Vietnam; Banco Davivienda, a major Colombian bank; and Credicorp, a leading Peruvian financial services company.

3. Investments were made through participatory notes, which are equity access products structured as debt obligations and are issued or backed by banks and broker-dealers and designed to replicate equity market exposure in markets where direct investment is either impossible or difficult due to local investment restrictions.

4. The communication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The health care sector comprises health care providers and services and pharmaceuticals in the SOI. The materials sector comprises metals and mining in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON FRONTIER MARKETS FUND

Effective October 26, 2018, Ahmed Awny and David Haglund were added as co-lead portfolio managers, joining current co-lead portfolio manager Bassel Khatoun. Tom Wu has stepped off the portfolio management team to focus on his research and portfolio administration duties.

Thank you for your continued participation in Templeton Frontier Markets Fund. We look forward to serving your future investment needs.

Tom Wu

Bassel Khatoun

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON FRONTIER MARKETS FUND

Performance Summary as of September 30, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4

6-Month	-15.29%	-19.82%

1-Year	-17.69%	-22.23%

5-Year	-21.39%	-5.77%

Since Inception (10/14/08)	+45.24%	+3.23%
Advisor

6-Month	-15.26%	-15.26%

1-Year	-17.47%	-17.47%

5-Year	-20.48%	-4.48%

Since Inception (10/14/08)	+48.99%	+4.08%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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TEMPLETON FRONTIER MARKETS FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver
A	2.01%	2.36%
Advisor	1.76%	2.11%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 7/31/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON FRONTIER MARKETS FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period 4/1/18–9/30/18[1,2]	Ending Account Value 9/30/18	Expenses Paid During Period 4/1/18–9/30/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$847.10	$ 9.63	$1,014.64	$10.50	2.08%
C	$1,000	$843.20	$13.08	$1,010.88	$14.27	2.83%
R	$1,000	$845.20	$10.78	$1,013.39	$11.76	2.33%
R6	$1,000	$848.00	$ 7.97	$1,016.44	$ 8.69	1.72%
Advisor	$1,000	$847.40	$ 8.48	$1,015.89	$ 9.25	1.83%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights

Templeton Frontier Markets Fund

	Six Months Ended September 30, 2018	Year Ended March 31,
	(unaudited)	2018	2017	2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.41	$11.81	$10.19	$13.47	$18.10	$16.94

Income from investment operations[a]:
Net investment income[b]	0.11	0.18	0.23	0.27	0.37	0.42
Net realized and unrealized gains (losses)	(2.16)	1.49	1.46	(2.77)	(3.89)	1.21

Total from investment operations	(2.05)	1.67	1.69	(2.50)	(3.52)	1.63

Less distributions from:
Net investment income	—	(0.07)	(0.07)	(0.78)	(0.55)	(0.32)
Net realized gains	—	—	—	—	(0.56)	(0.15)

Total distributions	—	(0.07)	(0.07)	(0.78)	(1.11)	(0.47)

Net asset value, end of period	$11.36	$13.41	$11.81	$10.19	$13.47	$18.10

Total return[c]	(15.29)%	14.08%	16.62%	(18.75)%	(19.91)%	9.60%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	2.29%	2.39%	2.08%	2.15%	1.98%	1.99%
Expenses net of waiver and payments by affiliates	2.08%	2.28%	1.98%	2.15% [e]	1.98% [e]	1.99%[e]
Net investment income	1.82%	1.37%	2.07%	2.24%	2.09%	2.28%

Supplemental data
Net assets, end of period (000’s)	$35,512	$47,288	$50,737	$58,720	$148,693	$248,218
Portfolio turnover rate	12.84%	30.94%	29.11%	19.12%	19.14%	12.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)

	Six Months Ended
	September 30, 2018	Year Ended March 31,
	(unaudited)	2018	2017	2016	2015	2014

Class C
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.14	$11.63	$10.05	$13.27	$17.82	$16.71
Income from investment operations[a]:
Net investment income[b]	0.06	0.08	0.15	0.18	0.23	0.26

Net realized and unrealized gains (losses)	(2.12)	1.48	1.43	(2.72)	(3.81)	1.21
Total from investment operations	(2.06)	1.56	1.58	(2.54)	(3.58)	1.47
Less distributions from:

Net investment income	—	(0.05)	—	(0.68)	(0.41)	(0.21)

Net realized gains	—	—	—	—	(0.56)	(0.15)

Total distributions	—	(0.05)	—	(0.68)	(0.97)	(0.36)

Net asset value, end of period	$11.08	$13.14	$11.63	$10.05	$13.27	$17.82

Total return[c]	(15.68)%	13.20%	15.82%	(19.32)%	(20.53)%	8.78%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	3.04%	3.14%	2.83%	2.88%	2.74%	2.74%

Expenses net of waiver and payments by affiliates	2.83%	3.03%	2.73%	2.88% [e]	2.74% [e]	2.74%[e]

Net investment income	1.07%	0.62%	1.32%	1.51%	1.33%	1.53%

Supplemental data

Net assets, end of period (000’s)	$13,226	$18,133	$20,188	$22,466	$37,770	$60,182

Portfolio turnover rate	12.84%	30.94%	29.11%	19.12%	19.14%	12.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)

	Six Months Ended
	September 30, 2018	Year Ended March 31,
	(unaudited)	2018	2017	2016	2015	2014

Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.31	$11.73	$10.13	$13.40	$18.03	$16.88
Income from investment operations[a]:
Net investment income[b]	0.08	0.15	0.19	0.27	0.28	0.35
Net realized and unrealized gains (losses)	(2.14)	1.49	1.46	(2.78)	(3.84)	1.23

Total from investment operations	(2.06)	1.64	1.65	(2.51)	(3.56)	1.58
Less distributions from:
Net investment income	—	(0.06)	(0.05)	(0.76)	(0.51)	(0.28)
Net realized gains	—	—	—	—	(0.56)	(0.15)

Total distributions	—	(0.06)	(0.05)	(0.76)	(1.07)	(0.43)

Net asset value, end of period	$11.25	$13.31	$11.73	$10.13	$13.40	$18.03

Total return[c]	(15.48)%	13.69%	16.41%	(18.89)%	(20.17)%	9.30%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	2.54%	2.64%	2.34%	2.40%	2.24%	2.24%
Expenses net of waiver and payments by affiliates	2.33%	2.53%	2.24%	2.40% [e]	2.24% [e]	2.24%[e]
Net investment income	1.57%	1.12%	1.81%	2.00%	1.83%	2.03%

Supplemental data
Net assets, end of period (000’s)	$64	$74	$129	$118	$302	$388
Portfolio turnover rate	12.84%	30.94%	29.11%	19.12%	19.14%	12.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)

	Six Months Ended
	September 30, 2018	Year Ended March 31,
	(unaudited)	2018	2017	2016	2015	2014[a]

Class R6
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.49	$11.81	$10.21	$13.51	$18.18	$17.11
Income from investment operations[b]:
Net investment income[c]	0.13	0.25	0.23	0.30	0.40	0.36
Net realized and unrealized gains (losses)	(2.18)	1.51	1.50	(2.75)	(3.88)	1.24

Total from investment operations	(2.05)	1.76	1.73	(2.45)	(3.48)	1.60
Less distributions from:
Net investment income	—	(0.08)	(0.13)	(0.85)	(0.63)	(0.38)
Net realized gains	—	—	—	—	(0.56)	(0.15)

Total distributions	—	(0.08)	(0.13)	(0.85)	(1.19)	(0.53)

Net asset value, end of period	$11.44	$13.49	$11.81	$10.21	$13.51	$18.18

Total return[d]	(15.20)%	14.64%	17.13%	(18.29)%	(19.63)%	9.41%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.96%	1.88%	1.71%	1.65%	1.60%	1.61%
Expenses net of waiver and payments by affiliates	1.72%	1.75%	1.61%	1.65% [f]	1.60% [f]	1.61% [f]
Net investment income	2.18%	1.90%	2.44%	2.74%	2.47%	2.66%

Supplemental data
Net assets, end of period (000’s)	$4,951	$5,898	$4,898	$62,640	$139,104	$161,459
Portfolio turnover rate	12.84%	30.94%	29.11%	19.12%	19.14%	12.65%

aFor the period May 1, 2013 (effective date) to March 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)

	Six Months Ended
	September 30, 2018	Year Ended March 31,
	(unaudited)	2018	2017	2016	2015	2014

Advisor Class
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.50	$11.86	$10.22	$13.51	$18.18	$17.01

Income from investment operations[a]:

Net investment income[b]	0.13	0.20	0.27	0.34	0.41	0.45

Net realized and unrealized gains (losses)	(2.19)	1.52	1.45	(2.82)	(3.92)	1.23

Total from investment operations	(2.06)	1.72	1.72	(2.48)	(3.51)	1.68

Less distributions from:

Net investment income	—	(0.08)	(0.08)	(0.81)	(0.60)	(0.36)

Net realized gains	—	—	—	—	(0.56)	(0.15)

Total distributions	—	(0.08)	(0.08)	(0.81)	(1.16)	(0.51)

Net asset value, end of period	$11.44	$13.50	$11.86	$10.22	$13.51	$18.18

Total return[c]	(15.26)%	14.37%	16.85%	(18.53)%	(19.78)%	9.90%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	2.04%	2.14%	1.84%	1.90%	1.74%	1.74%

Expenses net of waiver and payments by affiliates	1.83%	2.03%	1.74%	1.90% [e]	1.74% [e]	1.74%[e]

Net investment income	2.07%	1.62%	2.31%	2.49%	2.33%	2.53%

Supplemental data

Net assets, end of period (000’s)	$21,332	$30,352	$54,164	$79,380	$523,037	$1,037,057

Portfolio turnover rate	12.84%	30.94%	29.11%	19.12%	19.14%	12.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, September 30, 2018 (unaudited)

Templeton Frontier Markets Fund

	Industry	Shares	Value

Common Stocks 85.6%
Argentina 6.6%
BBVA Banco Frances SA, ADR	Banks	64,501	$752,726
Grupo Financiero Galicia SA, ADR	Banks	37,931	964,585
[a]YPF Sociedad Anonima, D, ADR	Oil, Gas & Consumable Fuels	209,809	3,241,549
			4,958,860
Bangladesh 3.3%
Beximco Pharmaceuticals Ltd.	Pharmaceuticals	593,367	576,619
[a]Brac Bank Ltd.	Banks	2,260,593	1,887,193
			2,463,812
Colombia 2.5%
Grupo Nutresa SA	Food Products	230,272	1,880,850
Egypt 6.2%
Commercial International Bank Egypt SAE	Banks	353,800	1,646,131
Egyptian International Pharmaceuticals EIPICO	Pharmaceuticals	230,182	1,457,992
[a]Global Telecom Holding SAE	Wireless Telecommunication Services	8,456,826	1,554,948
			4,659,071
Kenya 3.7%
East African Breweries Ltd.	Beverages	512,977	966,921
KCB Group Ltd.	Banks	4,619,723	1,844,681
			2,811,602
Kuwait 11.1%
Agility Public Warehousing Co. KSC	Air Freight & Logistics	356,116	986,455
Human Soft Holding Co. KSC	Diversified Consumer Services	194,458	2,052,024
Mezzan Holding Co.	Food Products	268,601	596,999
Mobile Telecommunications Co. KSC	Wireless Telecommunication Services	483,223	758,509
National Bank of Kuwait SAKP	Banks	1,430,207	3,928,712
			8,322,699
Nigeria 1.9%
Guaranty Trust Bank PLC	Banks	2,824,953	283,173
Nigerian Breweries PLC	Beverages	2,764,965	693,848
UAC of Nigeria PLC	Food Products	15,680,314	460,142
			1,437,163
Pakistan 1.8%
Habib Bank Ltd.	Banks	286,800	350,421
Indus Motor Co. Ltd.	Automobiles	34,214	386,200
United Bank Ltd.	Banks	475,400	592,399
			1,329,020
Peru 6.5%
Alicorp SA	Food Products	257,788	823,467
Credicorp Ltd.	Banks	5,143	1,147,300
[a,b]InRetail Peru Corp., Reg S	Food & Staples Retailing	71,862	1,854,040
[b]Intercorp Financial Services Inc., Reg S	Banks	26,500	1,060,000
			4,884,807
Philippines 9.9%
Ayala Corp.	Diversified Financial Services	40,650	698,901
BDO Unibank Inc.	Banks	734,700	1,630,701
DMCI Holdings Inc.	Industrial Conglomerates	2,799,700	590,284
GT Capital Holdings Inc.	Diversified Financial Services	35,832	544,368
Metropolitan Bank & Trust Co.	Banks	1,495,878	1,856,856

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

	Industry	Shares	Value
Common Stocks (continued)
Philippines (continued)
Puregold Price Club Inc.	Food & Staples Retailing	747,700	$623,372
Robinsons Retail Holdings Inc.	Food & Staples Retailing	1,018,430	1,503,823

			7,448,305

Romania 1.4%
OMV Petrom SA	Oil, Gas & Consumable Fuels	11,462,297	1,036,490

Senegal 3.1%
Sonatel	Diversified Telecommunication Services	65,319	2,326,457

Sri Lanka 3.7%
Hatton National Bank PLC	Banks	1,327,730	1,648,379
Hatton National Bank PLC, non-voting	Banks	639,704	603,209
Hemas Holdings PLC	Industrial Conglomerates	1,021,284	516,227

			2,767,815

Togo 0.3%
[a]Ecobank Transnational Inc.	Banks	5,218,422	256,180

Ukraine 2.0%
[b]MHP SE, GDR, Reg S	Food Products	118,267	1,466,511

United Arab Emirates 2.6%
Aramex PJSC	Air Freight & Logistics	1,755,216	1,930,596

Vietnam 12.0%
Binh Minh Plastics JSC	Building Products	955,767	2,601,702
DHG Pharmaceutical JSC	Pharmaceuticals	459,628	1,970,327
FPT Corp.	Electronic Equipment, Instruments & Components	89,953	178,537
[a]Hoa Phat Group JSC	Metals & Mining	497,917	902,878
Imexpharm Pharmaceutical JSC	Pharmaceuticals	229,468	511,513
Vietnam Container Shipping JSC	Marine	421,443	749,754
Vietnam Dairy Products JSC	Food Products	188,828	1,111,396
[a]Vietnam Technological and Commercial Joint Stock Bank	Banks	819,000	1,023,421

			9,049,528

Zimbabwe 7.0%
[c]Delta Corp. Ltd.	Beverages	5,908,770	5,247,260

Total Common Stocks (Cost $61,603,265)			64,277,026

[d]Participatory Notes 7.7%
Saudi Arabia 7.7%
HSBC Bank PLC,
Mouwasat Medical Services Co., 2/24/21	Health Care Providers & Services	50,722	1,119,206
[e]Samba Financial Group, 144A, 5/06/20	Banks	305,718	2,592,366
[e]Morgan Stanley BV,
Saudi Dairy & Foodstuff Co., 144A, 1/28/19	Food Products	61,982	1,490,779
[a]Savola Al-Azizia United Co., 144A, 7/09/19	Banks	70,909	574,803

Total Participatory Notes (Cost $5,748,276)			5,777,154

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

	Industry	Shares	Value
Preferred Stocks 3.4%
Colombia 3.4%
[f]Banco Davivienda SA, 1.17%, pfd	Banks	113,040	$1,304,836
[f]Bancolombia SA, 3.283%, ADR, pfd	Banks	31,200	1,301,664

Total Preferred Stocks (Cost $2,773,188)			2,606,500

Total Investments before Short Term Investments (Cost $70,124,729)			72,660,680

Short Term Investments (Cost $2,386,202) 3.2%

Money Market Funds 3.2%
United States 3.2%
[g,h]Institutional Fiduciary Trust Money Market Portfolio, 1.69%		2,386,202	2,386,202

Total Investments (Cost $72,510,931) 99.9%			75,046,882
Other Assets, less Liabilities 0.1%			39,503

Net Assets 100.0%			$75,086,385

See Abbreviations on page 31.

aNon-income producing.

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2018, the aggregate value of these securities was $4,380,551, representing 5.9% of net assets.

cFair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.

dSee Note 1(d) regarding Participatory Notes.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2018, the aggregate value of these securities was $4,657,948, representing 6.2% of net assets.

fVariable rate security. The rate shown represents the yield at period end.

gSee Note 3(f) regarding investments in affiliated management investment companies.

hThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	17

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities

September 30, 2018 (unaudited)

Templeton Frontier Markets Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$70,124,729
Cost - Non-controlled affiliates (Note 3f)	2,386,202

Value - Unaffiliated issuers	$72,660,680
Value - Non-controlled affiliates (Note 3f)	2,386,202
Restricted currency, at value (cost $1,843,955) (Note 1c)	744,326
Foreign currency, at value (cost $295,042)	294,967
Receivables:
Investment securities sold	96,128
Capital shares sold	258,196
Dividends	412,588
Other assets	41

Total assets	76,853,128

Liabilities:
Payables:
Capital shares redeemed	127,302
Management fees	61,221
Distribution fees	38,362
Transfer agent fees	86,260
Deferred tax	1,330,315
Accrued expenses and other liabilities	123,283

Total liabilities	1,766,743

Net assets, at value	$75,086,385

Net assets consist of:
Paid-in capital	$348,299,773
Total distributable earnings (loss)	(273,213,388)

Net assets, at value	$75,086,385

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

September 30, 2018 (unaudited)

Templeton Frontier Markets Fund

Class A:
Net assets, at value	$35,512,269

Shares outstanding	3,127,359

Net asset value per share[a]	$11.36

Maximum offering price per share (net asset value per share ÷ 94.50%)	$12.02

Class C:
Net assets, at value	$13,226,440

Shares outstanding	1,193,300

Net asset value and maximum offering price per share[a]	$11.08

Class R:
Net assets, at value	$64,388

Shares outstanding	5,721

Net asset value and maximum offering price per share	$11.25

Class R6:
Net assets, at value	$4,951,102

Shares outstanding	432,890

Net asset value and maximum offering price per share	$11.44

Advisor Class:
Net assets, at value	$21,332,186

Shares outstanding	1,865,454

Net asset value and maximum offering price per share	$11.44

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended September 30, 2018 (unaudited)

Templeton Frontier Markets Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$1,687,661
Non-controlled affiliates (Note 3f)	16,702
Interest:
Unaffiliated issuers	12,089

Total investment income	1,716,452

Expenses:
Management fees (Note 3a)	638,570
Distribution fees: (Note 3c)
Class A	52,004
Class C	77,276
Class R	172
Transfer agent fees: (Note 3e)
Class A	27,859
Class C	10,428
Class R	46
Class R6	1,231
Advisor Class	17,219
Custodian fees (Note 4)	69,783
Reports to shareholders	17,297
Registration and filing fees	41,568
Professional fees	59,973
Trustees’ fees and expenses	3,715
Other	9,004

Total expenses	1,026,145
Expenses waived/paid by affiliates (Note 3f and 3g)	(92,625)

Net expenses	933,520

Net investment income	782,932

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	4,336,322
Foreign currency transactions	(57,808)

Net realized gain (loss)	4,278,514

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(19,935,895)
Translation of other assets and liabilities denominated in foreign currencies	(450,944)
Change in deferred taxes on unrealized appreciation	299,187

Net change in unrealized appreciation (depreciation)	(20,087,652)

Net realized and unrealized gain (loss)	(15,809,138)

Net increase (decrease) in net assets resulting from operations	$(15,026,206)

*Foreign taxes withheld on dividends	$413,311
#Net of foreign taxes	$11,492

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Frontier Markets Fund

	Six Months Ended September 30, 2018 (unaudited)	Year Ended March 31, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 782,932	$ 1,604,049
Net realized gain (loss)	4,278,514	12,567,833
Net change in unrealized appreciation (depreciation)	(20,087,652)	1,442,679

Net increase (decrease) in net assets resulting from operations	(15,026,206)	15,614,561

Distributions to shareholders: (Note 1f)
Class A	—	(264,370)
Class C	—	(66,485)
Class R	—	(383)
Class R6	—	(35,567)
Advisor Class	—	(208,322)

Total distributions to shareholders	—	(575,127)

Capital share transactions: (Note 2)
Class A	(4,714,105)	(9,824,787)
Class C	(2,202,528)	(4,489,086)
Class R	1,894	(67,924)
Class R6	(49,449)	278,490
Advisor Class	(4,667,795)	(29,307,296)

Total capital share transactions	(11,631,983)	(43,410,603)

Net increase (decrease) in net assets	(26,658,189)	(28,371,169)
Net assets:
Beginning of period	101,744,574	130,115,743

End of period (Note 1f)	$ 75,086,385	$101,744,574

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton Frontier Markets Fund

1.  Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Frontier Markets Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regular scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Board, the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to

22	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Restricted Currency

At September 30, 2018, the Fund held currencies in certain markets in which the ability to repatriate such currency is limited. As a result of such limitations on repatriation the Fund may incur substantial delays in gaining access to these assets and may be exposed to potential adverse movements in currency value.

d.  Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in certain foreign markets without registering with the market regulator. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

e.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be

franklintempleton.com	Semiannual Report	23

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

e.  Income and Deferred Taxes (continued)

sustained upon examination by the tax authorities based on its technical merits. As of September 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective with the current reporting period, it is no longer required to present certain line items on the Statements of Changes in Net Assets. Such disclosure changes are included in the Statement of Changes in Net Assets, therefore prior period amounts are presented below.

For the year ended March 31, 2018, distributions to shareholders were as follows:

Distributions from net investment income:

Class A	$(264,370)
Class C	(66,485)
Class R	(383)
Class R6	(35,567)
Advisor Class	(208,322)

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

For the year ended March 31, 2018, distributions in excess of net investment income included in net assets was $(411,002).

2.  Shares of Beneficial Interest

At September 30, 2018, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended September 30, 2018		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	174,556	$2,098,412	514,015	$6,666,467
Shares issued in reinvestment of distributions	—	—	19,127	251,132
Shares redeemed	(572,206)	(6,812,517)	(1,304,503)	(16,742,386)

Net increase (decrease)	(397,650)	$(4,714,105)	(771,361)	$(9,824,787)

Class C Shares:
Shares sold	12,549	$148,953	107,080	$1,363,635
Shares issued in reinvestment of distributions	—	—	5,036	64,912
Shares redeemed	(199,028)	(2,351,481)	(467,538)	(5,917,633)

Net increase (decrease)	(186,479)	$(2,202,528)	(355,422)	$(4,489,086)

Class R Shares:
Shares sold	156	$1,896	1,040	$13,360
Shares issued in reinvestment of distributions	—	—	29	383
Shares redeemed	(— )*	(2)	(6,476)	(81,667)

Net increase (decrease)	156	$1,894	(5,407)	$(67,924)

Class R6 Shares:
Shares sold	40,503	$491,357	124,962	$1,620,063
Shares issued in reinvestment of distributions	—	—	11	146
Shares redeemed	(44,945)	(540,806)	(102,241)	(1,341,719)

Net increase (decrease)	(4,442)	$(49,449)	22,732	$278,490

Advisor Class Shares:
Shares sold	222,061	$2,714,423	613,319	$7,888,277
Shares issued in reinvestment of distributions	—	—	12,708	167,753
Shares redeemed	(605,569)	(7,382,218)	(2,943,536)	(37,363,326)

Net increase (decrease)	(383,508)	$(4,667,795)	(2,317,509)	$(29,307,296)

*Rounds to less than 1 share.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (Asset Management)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

3.  Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to Asset Management based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.450%	Up to and including $500 million
1.400%	Over $500 million, up to and including $5 billion
1.350%	Over $5 billion, up to and including $10 billion
1.300%	Over $10 billion, up to and including $15 billion
1.250%	Over $15 billion, up to and including $20 billion
1.200%	In excess of $20 billion

For the period ended September 30, 2018, the annualized gross effective investment management fee rate was 1.450% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Asset Management, FT Services provides administrative services to the Fund. The fee is paid by Asset Management based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$1,729
CDSC retained	$1,932

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended September 30, 2018, the Fund paid transfer agent fees of $56,783, of which $29,851 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended September 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.69%	3,189,047	14,166,291	(14,969,136)	2,386,202	$2,386,202	$16,702	$ —	$ —

g.  Waiver and Expense Reimbursements

Effective August 1, 2018, Asset Management and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and certain non-routine expenses or costs including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C, Class R, and Advisor Class of the Fund do not exceed 1.75%, and for Class R6 do not exceed 1.53%, based on the average net assets of each class until July 31, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Additionally, Asset Management has contractually agreed in advance to limit the investment management fees to 1.35% of the average daily net assets of the Fund until July 31, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2018, there were no credits earned.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

franklintempleton.com	Semiannual Report	27

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

5.  Income Taxes (continued)

At March 31, 2018, capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short Term	$30,993,993
Long Term	245,403,371
Total capital loss carryforwards	$276,397,364

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At March 31, 2018, the Fund deferred late-year ordinary losses of $197,728.

At September 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$74,068,630

Unrealized appreciation	$12,339,095
Unrealized depreciation	(11,360,843)
Net unrealized appreciation (depreciation)	$978,252

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign capital gains and corporate actions.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2018, aggregated $10,948,283 and $21,206,007, respectively.

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Such risks may be greater when investing in emerging markets securities, of which frontier markets are a sub-set, due to underdeveloped legal, business, political or other frameworks necessary to support securities markets. Frontier markets generally have smaller economies and magnify the risks of investing in developing markets and may include the potential for extreme price volatility, government ownership, protectionist measures and unsettled securities laws. In addition, certain foreign securities may not be as liquid as U.S. securities, or may have restrictions or delays in repatriation into U.S. dollars.

Zimbabwe adopted the US dollar as its official currency in 2009 after a period of severe hyperinflation and economic decline. Since that time, its economy has continued to struggle and, despite the government’s issuance of bond notes in August 2017, liquidity conditions have continued to deteriorate. Currency restrictions and other concerns have led investors to seek alternative stores of value, causing severe inflationary pressures. These economic conditions could affect the value of the Fund’s portfolio. At September 30, 2018, the Fund had 8.0% of its net assets invested in Zimbabwe.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended September 30, 2018, the Fund did not use the Global Credit Facility.

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of September 30, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Zimbabwe	$—	$—	$5,247,260	$5,247,260
All Other Equity Investments	61,636,266	—	—	61,636,266
Participatory Notes	—	5,777,154	—	5,777,154
Short Term Investments	2,386,202	—	—	2,386,202

Total Investments in Securities	$64,022,468	$5,777,154	$5,247,260	$75,046,882

Other Financial Instruments:
Restricted currency	$—	$—	$744,326	$744,326

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

9.  Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period. At September 30, 2018, the reconciliation of assets, is as follows:

	Balance at Beginning of Period	Purchases	(Sales)	Transfers Into (Out of) Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Assets:
Investments in Securities:
Equity Investments:
Kuwait	$ 372,835	$—	$(238,102)	$ —	$—	$ (362,797)	$ 228,064	$ —	$ —
Zimbabwe	5,685,578	—	—	—	—	—	(438,318)	5,247,260	(438,318)

Total Investments in Securities	$6,058,413	$—	$(238,102)	$ —	$ —	$ (362,797)	$ (210,254)	$ 5,247,260	$ (438,318)

Other Financial Instruments:
Restricted currency	$ 966,176	$—	$ —	$ —	$ —	$ —	$ (221,850)	$ 744,326	$ (221,850)

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of September 30, 2018, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs		Amount	Impact to Fair Value if Input Increases[a]
Assets:
Investments in Securities:
Equity Investments:
Zimbabwe	$5,247,260	Market Comparables	Implied foreign exchange rate	[b]	2.5	Decrease	[c]
Other Financial Instruments:
Restricted currency	$ 744,326	Market Comparables	Implied foreign exchange rate	[b]	2.5	Decrease	[c]

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bVarious forms of currency exist within Zimbabwe, including US Dollars and several alternative forms of currency (electronic cash and bonds notes). These alternative forms of currency are not directly fungible with US Dollars and therefore an implied foreign exchage rate is necessary to translate the values into the US Dollar equivalent.

cRepresents a significant impact to fair value and net assets.

10.  New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Management is currently evaluating the impact, if any, of applying this provision.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

11.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective October 5, 2018. Further details are disclosed in the Fund’s Prospectus.

On October 23, 2018, the Board approved a change in the Fund’s investment manager from Asset Management to Franklin Templeton Investments (ME) Limited, which became effective on October 26, 2018. There were no changes to the investment management fee structure or expense caps.

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

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TEMPLETON GLOBAL INVESTMENT TRUST

Special Meeting of Shareholders

September 21, 2018 and Reconvened on October 4, 2018

(UNAUDITED)

A Special Meeting of Shareholders of Templeton Frontier Markets Fund (the “Fund”), a series of Templeton Global Investment Trust, was held at the offices of Franklin Templeton Investments, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on September 21, 2018 and reconvened on October 4, 2018. The purpose of the meeting was (1) to approve a new Investment Management Agreement with Franklin Templeton Investments (ME) Limited; (2) to approve an amended fundamental investment policy regarding industry concentration; (3) to approve an amended fundamental investment restriction regarding investments in commodities; and (4) to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval. All proposals were approved by shareholders. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the Special Meeting are as follows:

Proposal 1:	To approve a new Investment Management Agreement with Franklin Templeton Investments (ME) Limited:

	Shares Voted	% of Outstanding Shares	% of Shares Present

For	2,767,639	39.75%	78.67%
Against	46,328	0.67%	1.32%
Abstain	704,054	10.11%	20.01%

Proposal 2:	To approve an amended fundamental investment policy regarding industry concentration:

	Shares Voted	% of Outstanding Shares	% of Shares Present

For	2,716,174	39.02%	77.21%
Against	72,362	1.04%	2.06%
Abstain	729,483	10.48%	20.74%

Proposal 3:	To approve an amended fundamental investment restriction regarding investments in commodities:

	Shares Voted	% of Outstanding Shares	% of Shares Present

For	2,711,282	38.95%	77.07%
Against	64,767	0.93%	1.84%
Abstain	741,972	10.66%	21.09%

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TEMPLETON GLOBAL INVESTMENT TRUST

SPECIAL MEETING OF SHAREHOLDERS

Proposal 4:	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

	Shares Voted	% of Outstanding Shares	% of Shares Present
For	2,652,555	38.10%	75.40%
Against	147,630	2.12%	4.20%
Abstain	717,831	10.31%	20.40%

The Proposals required the affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Fund; or (ii) 67% or more of the outstanding shares of the Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy (a 1940 Act Majority Vote).

franklintempleton.com	Semiannual Report	33

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON FRONTIER MARKETS FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

34	Semiannual Report	franklintempleton.com

096 P2 04/17

SUPPLEMENT DATED OCTOBER 26, 2018

TO THE PROSPECTUS DATED AUGUST 1, 2018 OF

TEMPLETON GLOBAL INVESTMENT TRUST

Templeton Frontier Markets Fund

The prospectus is amended as follows:

I. On October 4, 2018, shareholders approved a change in investment manager from Templeton Asset Management Ltd. to Franklin Templeton Investments (ME) Limited. Therefore, the “Fund Summary – Investment Manager” and “Fund Summary – Portfolio Managers” sections on page 10 of the prospectus are replaced with the following:

Investment Manager

Franklin Templeton Investments (ME) Limited (FTIME)

Portfolio Managers

Ahmed Awny, CFA

Portfolio Manager of FTIME and portfolio manager of the Fund since October 2018.

David Haglund

Portfolio Manager of FTIME and portfolio manager of the Fund since October 2018.

Bassel Khatoun

Director of FTIME and portfolio manager of the Fund since May 2018.

II. The “Fund Details – Management” section beginning on page 22 of the prospectus is replaced with the following:

Management

Effective on October 26, 2018, Franklin Templeton Investments (ME) Limited (FTIME), The Gate, East Wing, Level 2, Dubai International Financial Centre, P.O. Box 506613, Dubai, U.A.E., is the Fund’s investment manager. Prior to that date, Templeton Asset Management Ltd. (Asset Management), 7 Temasek Boulevard, Suntec Tower One, #38-03, Singapore 038987, served as the Fund’s investment manager. FTIME is an indirect subsidiary of Franklin Resources, Inc. (Resources). Together, FTIME and its affiliates manage, as of September 30, 2018, over $717 billion in assets, and have been in the investment management business since 1947.

The Fund is managed by a team of dedicated professionals focused on investments in frontier market countries. The portfolio managers of the team are as follows:

Ahmed Awny, CFA Portfolio Manager of FTIME

Mr. Awny has been a lead portfolio manager of the Fund since October 2018. He joined Franklin Templeton Investments in 2007.

David Haglund Portfolio Manager of FTIME

Mr. Haglund has been a lead portfolio manager of the Fund since October 2018. He joined Franklin Templeton Investments in 2007.

Bassel Khatoun Director of FTIME

Mr. Khatoun has been a lead portfolio manager of the Fund since May 2018. He joined Franklin Templeton Investments in 2007.

As portfolio managers, Messrs. Awny, Haglund and Khatoun are jointly and primarily responsible for the investments of the Fund. They have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which they may perform these functions, and the nature of these functions, may change from time to time.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The investment management fee charged by FTIME is the same as the investment management fee that was charged by Asset Management prior to October 26, 2018. For the fiscal year ended March 31, 2018, Asset Management agreed to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. In addition, Asset Management and FTIME have agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding the Rule 12b-1 fees; acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed 1.75% until July 31, 2019. Asset Management and FTIME also have contractually agreed to waive their fees so that the management fee for the Fund does not exceed 1.35% until July 31, 2019. For the fiscal year ended March 31, 2018, the investment management fees before and after such waivers were 1.45% and 1.34%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ended September 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Please keep this supplement with your prospectus for future reference.

SUPPLEMENT DATED OCTOBER 26, 2018

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 1, 2018

OF

TEMPLETON GLOBAL INVESTMENT TRUST

Templeton Frontier Markets Fund

The Statement of Additional Information (“SAI”) is amended as follows:

I. Investment restrictions number 5 and number 7 in the “Fundamental Investment Policies” section on page 2 of the SAI are replaced with the following:

5. [The Fund may not:] Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7. [The Fund may not:] Invest more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), except that, under normal market conditions, the Fund will invest more than 25% of its net assets in the securities issued by companies operating in the financial services group of industries.

II. On October 4, 2018, shareholders approved a change in the investment manager from Templeton Asset Management Ltd. to Franklin Templeton Investments (ME) Limited. Therefore, all references to Templeton Asset Management Ltd. are replaced with Franklin Templeton Investments (ME) Limited. In addition, the first paragraph in the “Management and Other Services” section on page 32 of the SAI is replaced with the following:

Investment manager and services provided Effective on October 26, 2018, the Fund’s investment manager is Franklin Templeton Investments (ME) Limited (FTIME). The investment manager is an indirect wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson (former Chairman and Director of Resources) and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

Prior to October 26, 2018, Templeton Asset Management Ltd. (Asset Management) served as investment manager to the Fund pursuant to the same fee schedule as FTIME.

III. The first two paragraphs and the first table in “Management and Other Services – Portfolio managers” section beginning on page 33 of the SAI are replaced with the following:

This section reflects information about the portfolio managers as of September 30, 2018.

The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies[1]	Assets of Other Registered Investment Companies Managed (x$1 million)[1]	Number of Other Pooled Investment Vehicles Managed[2]	Assets of Other Pooled Investment Vehicles Managed (x$1 million)[2]	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x$1 million)[2]
Ahmed Awny	0	N/A	4	676.8	2	368.1
David Haglund	0	N/A	4	676.8	2	368.1
Bassel Khatoun	0	N/A	1	588.2	0	N/A

1. These figures represent registered investment companies other than the Fund.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio managers listed would not be solely responsible for managing such listed amounts.

IV. The table in the “Management and Other Services – Portfolio managers – Ownership of Fund shares” section on page 35 of the SAI is replaced with the following:”

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Ahmed Awny	None
David Haglund	None
Bassel Khatoun	None

Please keep this supplement with your SAI for future reference.

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Semiannual Report and Shareholder Letter

Templeton Frontier Markets Fund

Investment Manager

Templeton Asset Management Ltd.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	096 S 11/18

Semiannual Report and Shareholder Letter September 30, 2018

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Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended September 30, 2018, the global economy continued to expand, with emerging market economies overall growing faster than developed market economies.

China’s economy grew at a slower pace amid lower industrial production growth and the apparent effects of U.S.-China trade tensions and tariffs, and South Korea’s economy also continued to grow. In 2018’s second quarter, economic growth accelerated in India and Russia, and Brazil and Poland continued to show signs of expansion. Despite the growth in a number of emerging market economies, emerging market equities were hurt by investor concerns about increasing U.S. and global interest rates, a rising U.S. dollar, global trade tensions and economic crises in Turkey and Argentina. These concerns were lessened by U.S.-Mexico trade negotiations and sentiment that U.S-China tariffs were less dramatic than initially feared. In this environment, emerging market small cap stocks declined, as measured by the MSCI Emerging Markets Small Cap Index.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Emerging Markets Small Cap Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Manraj S. Sekhon, CFA

Chief Investment Officer

Franklin Templeton Emerging Markets Equity

This letter reflects our analysis and opinions as of September 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Semiannual Report	franklintempleton.com

Semiannual Report

Templeton Emerging Markets Small Cap Fund

This semiannual report for Templeton Emerging Markets Small Cap Fund covers the period ended September 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of small cap companies located in emerging market countries, as defined in the Fund’s prospectus.

Performance Overview

The Fund’s Class A shares had a -10.56% cumulative total return for the six months under review. For comparison, the MSCI Emerging Markets (EM) Small Cap Index, which measures performance of small cap stocks in emerging markets, had a -12.24% total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Emerging market economies in general continued to grow faster than developed market economies during the six months under review. China’s economy continued to grow in 2018’s third quarter, though at the slowest annual rate since 2009 amid slower industrial production growth and indications that international trade tensions, including the imposition of tariffs, have begun to negatively affect the economy. India’s annual growth rate in 2018’s second quarter was its highest since 2016’s first quarter, driven by growth in household spending,

Geographic Composition

Based on Total Net Assets as of 9/30/18

financials, real estate and manufacturing. Russia’s economy grew in 2018’s second quarter at a faster annual rate than the prior two quarters, primarily due to increased tourism during the World Cup as well as growth in manufacturing and mining. Brazil’s economy continued to expand, though its annual growth rate in 2018’s second quarter was the lowest since 2017’s second quarter amid a nationwide truckers’ strike, which negatively impacted exports. Turkey’s economy grew in 2018’s second quarter at its slowest annual rate since 2016’s fourth quarter, as stocks fell sharply amid the plunging value of the lira and President Tayyip Erdogan’s repeated calls for lower interest rates. Among other emerging markets, South Korea’s and Poland’s economies continued to grow.

Monetary policies varied among emerging market central banks. India’s and Mexico’s central banks raised their benchmark interest rates during the six-month period, while some, including those of Brazil, Chile and South Africa, left their benchmark interest rates unchanged. Russia’s central bank unexpectedly raised its benchmark interest rate near period-end, citing an increase in inflationary risks. Turkey’s central bank raised its interest rate multiple times during the period to combat rising inflation and support the Turkish lira. China’s central bank left its benchmark interest rate unchanged during

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 15.

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TEMPLETON EMERGING MARKETS SMALL CAP FUND

the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth.

Emerging market small cap stocks fell during the six months under review, reaching 18-month lows in September. Investor concerns included rising U.S. and global interest rates, a strengthening U.S. dollar, and escalating global trade tensions that have included the imposition of higher tariffs, particularly between the U.S. and China. The Turkish lira’s and Argentine peso’s rapid depreciation and accompanying fears of a contagion effect also contributed to emerging market stocks’ decline. Emerging market European stocks were also pressured by political instability in Italy, and Asian stocks were hurt by increased tensions in the Korean peninsula, although tensions eased later in the period. However, markets were somewhat supported by successful trade renegotiations between the U.S. and Mexico, as well as investor sentiment that the latest round of tariffs the U.S. and China imposed on each other’s goods were less dramatic than initially feared. In this environment, emerging market small cap stocks, as measured by the MSCI EM Small Cap Index, had a -12.24% total return for the six months ended September 30, 2018.1

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company’s securities. The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included Fila Korea, Huaxin Cement and IMAX.

Fila Korea is one of the largest sportswear brands in South Korea. The company produces a wide variety of products, including footwear, clothing and accessories. Shares in the company rallied as its efforts to revitalize its domestic business and expand in China helped improve quarterly earnings. Its second-quarter earnings surged past market expectations, thanks to higher sales and margins. The turnaround in Fila Korea’s domestic business and continued progress in a Chinese joint venture also positively impacted the stock price.

Top 10 Countries

9/30/18

% of Total Net Assets

China	16.8%

India	14.2%

South Korea	13.4%

Taiwan	11.4%

Vietnam	6.0%

Thailand	3.2%

Hong Kong	2.8%

Russia	2.6%

Egypt	2.2%

Switzerland	2.0%

Huaxin Cement is one of the five largest cement producers in China. Shares rallied over the period as the Chinese government introduced supply-side reforms, undertook efforts to improve environmental governance and took steps to curb excess capacity in the cement industry. The company reported a surge in first-half earnings, supported by an increase in the price of the company’s key products, cement and clinker, the latter a cement manufacturing by-product with multiple uses.

IMAX is one of the world’s leading entertainment technology companies, specializing in immersive motion picture technologies. The company’s first-half corporate results exceeded market expectations due to higher-than-expected system sales, double-digit percentage box office revenue growth, as well as lower-than-expected selling, general and administrative expenses.

In contrast, key detractors from the Fund’s absolute performance included Apollo Tyres, Sunny Optical Technology Group and Redington India.

Apollo Tyres is a leading Indian tire company with a dominant market position in the truck and bus tires segments. Shares dipped due to concerns that higher oil prices and the company’s plans to increase capital expenditure could impact profitability in the near term. The rejection of the reappointment of the managing director by shareholders over concerns of unduly high compensation also impacted investor sentiment. Additionally, floods in the state of Kerala, a major rubber producer, disrupted the company’s local operations and raised concerns of higher input costs for India’s tire makers.

Sunny Optical Technology designs and manufactures optical and optical-related products. The company is one of the world’s largest supplier of automotive lenses, as well as one of mainland China’s leading makers of smartphone camera

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TEMPLETON EMERGING MARKETS SMALL CAP FUND

Top 10 Holdings

9/30/18

Company Sector/Industry, Country	% of Total Net Assets

Bajaj Holdings & Investment Ltd. Diversified Financial Services, India	4.2%

Fila Korea Ltd. Textiles, Apparel & Luxury Goods, South Korea	3.8%

Baozun Inc. Internet & Direct Marketing Retail, China	3.1%

Hoa Phat Group JSC Metals & Mining, Vietnam	2.3%

Huaxin Cement Co. Ltd. Construction Materials, China	2.0%

Apollo Tyres Ltd. Auto Components, India	2.0%

IMAX Corp. Entertainment, U.S.	1.9%

Medy-tox Inc. Biotechnology, South Korea	1.7%

Tata Chemicals Ltd. Chemicals, India	1.7%

Novatek Microelectronics Corp. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	1.7%

modules and lenses. First-half corporate results disappointed investors despite reports of a double-digit percentage growth in revenue and shipments. A decline in gross margins due to price competition and depreciation in the renminbi raised investor concerns.

India-based Redington India is an information technology (IT) and smartphone distribution company with domestic operations as well as businesses in the Middle East, Africa, Turkey and South Asia. Concerns that the substantial depreciation in the Turkish lira would impact Redington’s operations and receivables in that market pressured share price returns. In addition, higher bad debt provisioning, due to a change in accounting methods, and an increase in employee costs negatively impacted second-quarter margins.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended September 30, 2018, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

During the period, our continued search for investments we believed to be undervalued and trading at what we considered attractive valuations led to purchases in Taiwan, China and Thailand. We also made some additions in South Korea and Hungary as we found investments in these countries with what we considered solid fundamentals. In terms of sectors, we made some purchases in IT and increased investments in financials and consumer discretionary.2 We increased our holdings in Delta Electronics Thailand, a leading Thai electronic components manufacturer, and PharmaEssentia, a Taiwanese biotechnology company, while we added China Everbright, a major Chinese financial services company, to the Fund’s portfolio.

Conversely, we undertook some sales in India, Vietnam, Poland and Turkey to allow the Fund to focus on stocks we considered to be more attractively valued within our investment universe. In terms of sectors, we reduced holdings in industrials, consumer staples and health care.3 We reduced our holdings in Vingroup, a Vietnamese conglomerate, and Balkrishna Industries, an Indian tire manufacturer, while we liquidated our position in Wawel, a confectionery company in Poland.

2. The IT sector comprises electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; and technology hardware, storage and peripherals in the SOI. The financials sector comprises banks, capital markets, consumer finance, diversified financial services and insurance in the SOI. The consumer discretionary sector comprises auto components; automobiles; diversified consumer services; hotels, restaurants and leisure; household durables; internet and direct marketing retail; leisure products; specialty retail; and textiles, apparel and luxury goods in the SOI.

3. The industrials sector comprises air freight and logistics, airlines, building products, industrial conglomerates, machinery, marine, professional services, road and rail, trading companies and distributors, and transportation infrastructure in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products, personal products and tobacco in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON EMERGING MARKETS SMALL CAP FUND

Thank you for your continued participation in Templeton Emerging Markets Small Cap Fund. We look forward to serving your future investment needs.

Chetan Sehgal, CFA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON EMERGING MARKETS SMALL CAP FUND

Performance Summary as of September 30, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4

6-Month	-10.56%	-15.43%

1-Year	-4.55%	-9.78%

5-Year	+23.17%	+3.09%

10-Year	+112.60%	+7.22%

Advisor

6-Month	-10.44%	-10.44%

1-Year	-4.37%	-4.37%

5-Year	+24.86%	+4.54%

10-Year	+118.53%	+8.13%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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TEMPLETON EMERGING MARKETS SMALL CAP FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver
A	1.92%	1.94%
Advisor	1.67%	1.69%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets. Small-cap company stocks have historically had more price volatility than large-company stocks, particularly over the short term. All investments in the Fund should be thought of as long-term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 7/31/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON EMERGING MARKETS SMALL CAP FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period 4/1/18–9/30/18[1,2]	Ending Account Value 9/30/18	Expenses Paid During Period 4/1/18–9/30/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$894.40	$8.98	$1,015.59	$9.55	1.89%
C	$1,000	$891.30	$12.52	$1,011.83	$13.31	2.64%
R	$1,000	$893.40	$10.16	$1,014.34	$10.81	2.14%
R6	$1,000	$896.20	$7.32	$1,017.35	$7.79	1.54%
Advisor	$1,000	$895.60	$7.79	$1,016.85	$8.29	1.64%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights

Templeton Emerging Markets Small Cap Fund

	Six Months Ended September 30, 2018 (unaudited)
				Year Ended March 31,
		2018		2017		2016	2015		2014

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$15.25	$13.02		$11.41		$12.25	$11.64		$11.75
Income from investment operations[a]:
Net investment income[b]	0.10	—	[c]	0.16	[d]	0.04	—	[c]	0.06
Net realized and unrealized gains (losses)	(1.71)	2.23		1.65		(0.85)	0.63		(0.09)

Total from investment operations	(1.61)	2.23		1.81		(0.81)	0.63		(0.03)

Less distributions from net investment income	—	—		(0.20)		(0.03)	(0.02)		(0.08)

Net asset value, end of period	$13.64	$15.25		$13.02		$11.41	$12.25		$11.64

Total return[e]	(10.56)%	17.13%		16.09%		(6.60)%	5.40%		(0.26)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.91%	1.96%		1.98%		2.00%	2.04%		2.11%
Expenses net of waiver and payments by affiliates	1.89%	1.94%		1.97%		1.99%	2.02%		2.10%
Net investment income (loss)	1.38%	(0.01)%		1.25%	[d]	0.33%	(0.05)%		0.39%

Supplemental data
Net assets, end of period (000’s)	$265,788	$315,469		$257,388		$257,977	$277,148		$235,046
Portfolio turnover rate	6.59%	7.57%		21.26%		18.09%	19.21%		22.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.48%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Small Cap Fund (continued)

	Six Months Ended
	September 30, 2018	Year Ended March 31,
	(unaudited)	2018	2017		2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$14.54	$12.51	$10.96		$11.82	$11.30	$11.42

Income from investment operations[a]:

Net investment income (loss)[b]	0.04	(0.10)	0.07	[c]	(0.04)	(0.08)	(0.02)

Net realized and unrealized gains (losses)	(1.62)	2.13	1.59		(0.82)	0.60	(0.09)

Total from investment operations	(1.58)	2.03	1.66		(0.86)	0.52	(0.11)

Less distributions from net investment income	—	—	(0.11)		—	—	(0.01)

Net asset value, end of period	$12.96	$14.54	$12.51		$10.96	$11.82	$11.30

Total return[d]	(10.87)%	16.23%	15.29%		(7.28)%	4.60%	(0.91)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.66%	2.71%	2.72%		2.73%	2.74%	2.81%

Expenses net of waiver and payments by affiliates	2.64%	2.69%	2.71%		2.72%	2.72%	2.80%

Net investment income (loss)	0.63%	(0.76)%	0.51%	[c]	(0.40)%	(0.75)%	(0.31)%

Supplemental data

Net assets, end of period (000’s)	$63,693	$78,836	$62,889		$62,148	$73,687	$62,917

Portfolio turnover rate	6.59%	7.57%	21.26%		18.09%	19.21%	22.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.26)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Small Cap Fund (continued)

	Six Months Ended
	September 30, 2018	Year Ended March 31,
	(unaudited)	2018	2017		2016	2015		2014

Class R

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$15.11	$12.93	$11.33		$12.16	$11.56		$11.67

Income from investment operations[a]:

Net investment income (loss)[b]	0.07	(0.04)	0.12	[c]	0.02	—	[d]	0.06

Net realized and unrealized gains (losses)	(1.68)	2.22	1.65		(0.85)	0.60		(0.12)

Total from investment operations	(1.61)	2.18	1.77		(0.83)	0.60		(0.06)

Less distributions from net investment income	—	—	(0.17)		(—)[d]	—		(0.05)

Net asset value, end of period	$13.50	$15.11	$12.93		$11.33	$12.16		$11.56

Total return[e]	(10.66)%	16.86%	15.84%		(6.82)%	5.19%		(0.37)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	2.16%	2.21%	2.23%		2.23%	2.24%		2.31%

Expenses net of waiver and payments by affiliates	2.14%	2.19%	2.22%		2.22%	2.22%		2.30%

Net investment income (loss)	1.13%	(0.26)%	1.00%	[c]	0.10%	(0.25)%		0.19%

Supplemental data

Net assets, end of period (000’s)	$1,599	$929	$532		$477	$579		$659

Portfolio turnover rate	6.59%	7.57%	21.26%		18.09%	19.21%		22.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.23%.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Small Cap Fund (continued)

	Six Months Ended September 30, 2018 (unaudited)	Year Ended March 31, 2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$15.41	$14.41

Income from investment operations[b]:

Net investment income (loss)[c]	0.13	(0.04)

Net realized and unrealized gains (losses)	(1.73)	1.08

Total from investment operations	(1.60)	1.04

Less distributions from net investment income	—	(0.04)

Net asset value, end of period	$13.81	$15.41

Total return[d]	(10.38)%	7.27%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates.	1.60%	1.59%

Expenses net of waiver and payments by affiliates	1.54%	1.54%

Net investment income	1.73%	0.39% [f]

Supplemental data

Net assets, end of period (000’s)	$21,051	$23,964

Portfolio turnover rate	6.59%	7.57%

aFor the period August 1, 2017 (effective date) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fRatio is calculated based on the Fund level net investment income, as reflected in the Statement of Operations, and adjusted for class specific expenses. The amount may not correlate with the per share amount due to the timing of income earned and/or fluctuating fair value of the investments of the Fund in relation to the timing of sales and repurchases of Fund shares.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Small Cap Fund (continued)

	Six Months Ended September 30, 2018	Year Ended March 31,
	(unaudited)	2018	2017		2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$15.42	$13.15	$11.52		$12.37	$11.76	$11.87

Income from investment operations[a]:

Net investment income[b]	0.12	0.03	0.18	[c]	0.07	0.02	0.05

Net realized and unrealized gains (losses)	(1.73)	2.26	1.68		(0.86)	0.65	(0.04)

Total from investment operations	(1.61)	2.29	1.86		(0.79)	0.67	0.01

Less distributions from net investment income.	—	(0.02)	(0.23)		(0.06)	(0.06)	(0.12)

Net asset value, end of period	$13.81	$15.42	$13.15		$11.52	$12.37	$11.76

Total return[d]	(10.44)%	17.48%	16.42%		(6.35)%	5.66%	0.13%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.66%	1.71%	1.73%		1.73%	1.74%	1.81%

Expenses net of waiver and payments by affiliates	1.64%	1.69%	1.72%		1.72%	1.72%	1.80%

Net investment income	1.63%	0.24%	1.50%	[c]	0.60%	0.25%	0.69%

Supplemental data

Net assets, end of period (000’s)	$591,751	$668,474	$442,583		$361,128	$363,848	$241,453

Portfolio turnover rate	6.59%	7.57%	21.26%		18.09%	19.21%	22.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.73%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, September 30, 2018 (unaudited)

Templeton Emerging Markets Small Cap Fund

	Industry	Shares/ Warrants	Value

Common Stocks and Other Equity Interests 93.5%
Austria 0.9%
DO & CO Restaurants & Catering AG	Hotels, Restaurants & Leisure	92,774	$ 8,104,268
Brazil 1.5%
Arezzo Industria e Comercio SA	Textiles, Apparel & Luxury Goods	236,100	2,499,381
Grendene SA	Textiles, Apparel & Luxury Goods	3,067,836	5,099,547
[a]Ser Educacional SA, Reg S	Diversified Consumer Services	1,036,500	4,234,374
Wiz Solucoes e Corretagem de seguros SA	Insurance	983,685	1,895,113
			13,728,415
China 16.8%
[b,c]Baozun Inc., ADR	Internet & Direct Marketing Retail	601,384	29,215,235
China Everbright Ltd.	Capital Markets	3,480,000	6,232,265
Chinasoft International Ltd.	IT Services	8,008,000	5,339,655
Chongqing Machinery & Electric Co. Ltd., H	Industrial Conglomerates	10,891,100	806,898
COSCO Shipping Ports Ltd.	Transportation Infrastructure	7,149,951	7,863,663
Fanhua Inc., ADR	Insurance	201,020	5,431,560
[b]Health & Happiness H&H International Holdings Ltd.	Food Products	1,851,500	11,115,788
Huaxin Cement Co. Ltd., B	Construction Materials	9,955,953	19,205,033
Jiangling Motors Corp. Ltd., B	Automobiles	3,948,718	4,166,341
[c]Luye Pharma Group Ltd.	Pharmaceuticals	10,634,000	9,535,697
[b]Noah Holdings Ltd., ADR	Capital Markets	214,154	9,024,450
Sunny Optical Technology Group Co. Ltd.	Electronic Equipment, Instruments & Components	1,002,000	11,557,772
TravelSky Technology Ltd., H	IT Services	4,567,200	11,872,252
Uni-President China Holdings Ltd.	Food Products	11,454,000	12,216,937
Weifu High-Technology Co. Ltd., B	Auto Components	1,988,000	3,918,330
Xinyi Solar Holdings Ltd.	Semiconductors & Semiconductor Equipment	19,412,756	5,976,170
Xtep International Holdings Ltd.	Textiles, Apparel & Luxury Goods	8,836,600	5,113,309
			158,591,355
Czech Republic 1.0%
Moneta Money Bank AS	Banks	2,567,132	9,450,488
Egypt 2.2%
Eastern Tobacco	Tobacco	5,233,095	5,353,952
Egyptian International Pharmaceuticals EIPICO	Pharmaceuticals	1,373,432	8,699,429
[b]Global Telecom Holding SAE	Wireless Telecommunication Services	15,222,239	2,798,898
Integrated Diagnostics Holdings PLC	Health Care Providers & Services	1,049,430	4,407,606
			21,259,885
Georgia 0.6%
[b]Georgia Healthcare Group PLC	Health Care Providers & Services	1,950,607	5,593,970
Hong Kong 2.8%
Amvig Holdings Ltd.	Containers & Packaging	6,108,000	1,591,651
I.T Ltd.	Specialty Retail	12,510,395	6,679,839
Ju Teng International Holdings Ltd.	Electronic Equipment, Instruments & Components	17,608,000	4,430,930
Luk Fook Holdings (International) Ltd.	Specialty Retail	3,888,000	13,533,541
			26,235,961
Hungary 0.8%
Richter Gedeon Nyrt	Pharmaceuticals	403,870	7,555,613

franklintempleton.com	Semiannual Report	15

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

	Industry	Shares/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
India 14.2%
Apollo Tyres Ltd.	Auto Components	6,432,450	$18,828,955
Bajaj Holdings & Investment Ltd.	Diversified Financial Services	922,172	39,343,335
Balkrishna Industries Ltd.	Auto Components	115,428	1,621,420
Biocon Ltd.	Biotechnology	409,123	3,900,803
[b]Dalmia Bharat Ltd.	Construction Materials	182,460	5,837,789
[b]Equitas Holdings Ltd.	Consumer Finance	3,113,000	5,226,972
Federal Bank Ltd.	Banks	9,476,047	9,239,505
Glenmark Pharmaceuticals Ltd.	Pharmaceuticals	1,197,798	10,442,532
Great Eastern Shipping Co. Ltd.	Oil, Gas & Consumable Fuels	262,500	1,041,529
JK Cement Ltd.	Construction Materials	761,388	8,053,849
Redington India Ltd.	Electronic Equipment, Instruments & Components	6,117,598	7,922,251
Tata Chemicals Ltd.	Chemicals	1,700,500	16,238,122
Vardhman Textiles Ltd.	Textiles, Apparel & Luxury Goods	468,044	6,555,908
			134,252,970
Indonesia 1.5%
[b]Bank Permata Tbk PT	Banks	52,896,897	1,774,885
Hexindo Adiperkasa Tbk PT	Trading Companies & Distributors	13,008,000	2,610,067
Mandom Indonesia Tbk PT	Personal Products	2,340,800	2,827,528
[b]Panin Financial Tbk PT	Insurance	389,731,200	6,538,454
			13,750,934
Malaysia 0.8%
7-Eleven Malaysia Holdings Bhd	Food & Staples Retailing	16,467,458	5,849,260
Hartalega Holdings Bhd	Health Care Equipment & Supplies	1,052,300	1,683,273
			7,532,533
Mexico 1.6%
Grupo Herdez SAB de CV	Food Products	4,483,374	10,043,390
Nemak SAB de CV	Auto Components	6,720,300	5,060,007
			15,103,397
Nigeria 0.1%
UAC of Nigeria PLC	Food Products	45,432,007	1,333,212
Pakistan 0.5%
Habib Bank Ltd.	Banks	2,963,600	3,621,019
The Hub Power Co. Ltd.	Independent Power & Renewable Electricity Producers	600,000	421,799
United Bank Ltd.	Banks	434,000	540,810
			4,583,628
Peru 0.8%
[a]Intercorp Financial Services Inc., Reg S	Banks	200,780	8,031,200
Philippines 1.3%
DMCI Holdings Inc.	Industrial Conglomerates	15,192,600	3,203,183
International Container Terminal Services Inc.	Transportation Infrastructure	4,953,880	8,636,593
			11,839,776
Poland 0.7%
Amica SA	Household Durables	112,408	3,347,545
[b]Fabryki Mebli Forte SA	Household Durables	161,200	1,880,011
[b]Prime Car Management SA	Road & Rail	323,178	785,374

16	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

	Industry	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Poland (continued)
[b]Work Service SA	Professional Services	1,134,446	$ 295,381
			6,308,311
Russia 2.6%
[a,b]Lenta Ltd., GDR, Reg S	Food & Staples Retailing	842,420	2,982,167
[a,b]Mail.Ru Group Ltd., GDR, Reg S	Interactive Media & Services	464,316	12,545,818
[a]TMK PAO, GDR, Reg S	Energy Equipment & Services	952,051	3,941,491
[a]X5 Retail Group NV, GDR, Reg S	Food & Staples Retailing	247,043	5,583,172
			25,052,648
South Korea 13.4%
Cosmecca Korea Co. Ltd.	Personal Products	226,111	7,108,936
Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	876,295	35,444,931
Hankook Tire Worldwide Co. Ltd.	Diversified Financial Services	656,000	10,637,359
Hans Biomed Corp.	Biotechnology	435,466	12,318,033
Interojo Co. Ltd.	Health Care Equipment & Supplies	111,210	3,130,771
Interpark Holdings Corp.	Internet & Direct Marketing Retail	170,863	384,809
I-Sens Inc.	Health Care Equipment & Supplies	181,746	3,634,756
LF Corp.	Textiles, Apparel & Luxury Goods	149,336	3,504,529
Mando Corp.	Auto Components	377,931	11,745,975
Medy-tox Inc.	Biotechnology	29,386	16,386,590
Sebang Global Battery Co. Ltd.	Auto Components	238,646	8,072,751
Silicon Works Co. Ltd.	Semiconductors & Semiconductor Equipment	213,959	7,815,898
Vieworks Co. Ltd.	Health Care Equipment & Supplies	151,355	4,342,738
Youngone Corp.	Textiles, Apparel & Luxury Goods	61,846	2,200,727
			126,728,803
Sri Lanka 1.2%
Hatton National Bank PLC	Banks	3,397,647	4,218,184
Hemas Holdings PLC	Industrial Conglomerates	14,964,257	7,563,961
			11,782,145
Switzerland 2.0%
[b]Luxoft Holding Inc.	IT Services	141,513	6,700,640
[b]Wizz Air Holdings PLC	Airlines	315,667	11,838,502
			18,539,142
Taiwan 11.4%
ADLINK Technology Inc.	Technology Hardware, Storage & Peripherals	4,328,797	6,868,739
Eclat Textile Co. Ltd.	Textiles, Apparel & Luxury Goods	581,400	7,212,405
FIT Hon Teng Ltd.	Electronic Equipment, Instruments & Components	12,900,500	6,377,290
Flytech Technology Co. Ltd.	Electronic Equipment, Instruments & Components	2,181,220	5,383,077
Merida Industry Co. Ltd.	Leisure Products	2,188,000	10,268,255
Novatek Microelectronics Corp. Ltd.	Semiconductors & Semiconductor Equipment	3,234,000	16,026,189
Pacific Hospital Supply Co. Ltd.	Health Care Equipment & Supplies	1,552,000	3,575,544
[b]PChome Online Inc.	Internet & Direct Marketing Retail	2,081,035	9,458,940
[b]PharmaEssentia Corp.	Biotechnology	2,086,000	12,254,078
Primax Electronics Ltd.	Technology Hardware, Storage & Peripherals	7,269,500	11,654,198
Shin Zu Shing Co. Ltd.	Machinery	1,793,000	4,972,219
St. Shine Optical Co. Ltd.	Health Care Equipment & Supplies	396,600	8,733,504
TTY Biopharm Co. Ltd.	Pharmaceuticals	1,626,900	4,543,638
			107,328,076

franklintempleton.com	Semiannual Report	17

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

	Industry	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Thailand 3.2%
Delta Electronics Thailand PCL, fgn	Electronic Equipment, Instruments & Components	5,046,100	$ 10,893,391
Dynasty Ceramic PCL, fgn	Building Products	16,746,100	1,347,566
[b]Dynasty Ceramic PCL, wts., 5/07/21	Building Products	6,698,440	221,830
Major Cineplex Group PCL, fgn	Entertainment	5,920,300	4,507,564
TISCO Financial Group PCL, fgn	Banks	5,172,000	13,406,221
			30,376,572
Turkey 1.7%
Mavi Giyim Sanayi Ve Ticaret AS, B	Textiles, Apparel & Luxury Goods	521,341	3,092,456
[d]Pinar Sut Mamulleri Sanayii AS	Food Products	3,279,170	4,409,871
[b,d]Reysas Gayrimenkul Yatirim Ortakligi AS	Equity Real Estate Investment Trusts (REITs)	24,575,397	3,048,830
Soda Sanayii AS	Chemicals	5,208,686	5,970,803
			16,521,960
United Arab Emirates 1.1%
Agthia Group PJSC	Food Products	1,299,581	1,574,499
Aramex PJSC	Air Freight & Logistics	7,672,868	8,439,536
			10,014,035
United Kingdom 0.9%
Stock Spirits Group PLC	Beverages	3,181,741	8,170,690
United States 1.9%
[b]IMAX Corp.	Entertainment	700,708	18,078,267
Vietnam 6.0%
DHG Pharmaceutical JSC	Pharmaceuticals	1,023,738	4,388,546
FPT Corp.	Electronic Equipment, Instruments & Components	2,778,362	5,514,442
[b]Hoa Phat Group JSC	Metals & Mining	11,788,331	21,375,904
Imexpharm Pharmaceutical JSC	Pharmaceuticals	643,406	1,434,235
[b]Masan Group Corp.	Food Products	2,374,060	9,444,337
Vietnam Container Shipping JSC	Marine	1,459,582	2,596,620
[b]Vincom Retail JSC	Real Estate Management & Development	6,697,210	12,029,283
[b]Vingroup JSC	Real Estate Management & Development	68,365	288,084
			57,071,451

Total Common Stocks and Other Equity Interests (Cost $790,931,726)			882,919,705

[e]Participatory Notes 1.1%
Saudi Arabia 1.1%
[f]Deutsche Bank AG London, Saudi Dairy & Foodstuff Co., 144A, 4/12/28	Food Products	40,309	967,364
HSBC Bank PLC, Mouwasat Medical Services Co., 2/24/21	Health Care Providers & Services	426,140	9,403,120

Total Participatory Notes (Cost $11,300,965)			10,370,484
Preferred Stocks 0.8%
Brazil 0.3%
[g]Marcopolo SA, 1.155%, pfd	Machinery	3,636,826	3,072,084

18	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

	Industry	Shares	Value
Preferred Stocks (continued)
Chile 0.5%
[g]Embotelladora Andina SA, 3.778%, pfd., A	Beverages	1,250,500	$4,201,061

Total Preferred Stocks (Cost $6,261,008)			7,273,145

Total Investments before Short Term Investments (Cost $808,493,699)			900,563,334

Short Term Investments 6.1%

Money Market Funds (Cost $40,638,926) 4.3%
United States 4.3%
[h,i]Institutional Fiduciary Trust Money Market Portfolio, 1.69%		40,638,926	40,638,926

[j]Investments from Cash Collateral Received for Loaned Securities (Cost $16,881,033) 1.8%
Money Market Funds 1.8%
United States 1.8%
[h,i]Institutional Fiduciary Trust Money Market Portfolio, 1.69%		16,881,033	16,881,033

Total Investments (Cost $866,013,658) 101.5%			958,083,293
Other Assets, less Liabilities (1.5)%			(14,200,824)

Net Assets 100.0%			$943,882,469

See Abbreviations on page 32.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2018, the aggregate value of these securities was $37,318,222, representing 4.0% of net assets.

bNon-income producing.

cA portion or all of the security is on loan at September 30, 2018. See Note 1(d).

dSee Note 8 regarding holdings of 5% voting securities.

eSee Note 1(c) regarding Participatory Notes.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2018, the value of this security was $967,364, representing 0.1% of net assets.

gVariable rate security. The rate shown represents the yield at period end.

hSee Note 3(f) regarding investments in affiliated management investment companies.

iThe rate shown is the annualized seven-day effective yield at period end.

jSee Note 1(d) regarding securities on loan.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities

September 30, 2018 (unaudited)

Templeton Emerging Markets Small Cap Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$776,874,279
Cost - Non-controlled affiliates (Note 3f and 8)	89,139,379

Value - Unaffiliated issuers +	$893,104,633
Value - Non-controlled affiliates (Note 3f and 8)	64,978,660
Foreign currency, at value (cost $521,314)	521,352
Receivables:
Investment securities sold	1,240,355
Capital shares sold	3,636,749
Dividends	1,245,427
European Union tax reclaims	285,137
Other assets	35,678

Total assets	965,047,991

Liabilities:
Payables:
Investment securities purchased	286,470
Capital shares redeemed	1,739,624
Management fees	1,092,759
Distribution fees	223,006
Transfer agent fees	216,423
Payable upon return of securities loaned	16,881,033
Deferred tax	434,687
Accrued expenses and other liabilities	291,520

Total liabilities	21,165,522

Net assets, at value	$943,882,469

Net assets consist of:
Paid-in capital	$824,713,528
Total distributable earnings (loss)	119,168,941

Net assets, at value	$943,882,469

+Includes securities loaned	$ 16,632,676

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

September 30, 2018 (unaudited)

Templeton Emerging Markets Small Cap Fund

Class A:
Net assets, at value	$265,788,230
Shares outstanding	19,482,597
Net asset value per share[a]	$13.64
Maximum offering price per share (net asset value per share ÷ 94.50%)	$14.43
Class C:
Net assets, at value	$63,693,199
Shares outstanding	4,914,601
Net asset value and maximum offering price per share[a]	$12.96
Class R:
Net assets, at value	$1,599,103
Shares outstanding	118,457
Net asset value and maximum offering price per share	$13.50
Class R6:
Net assets, at value	$21,051,285
Shares outstanding	1,524,063
Net asset value and maximum offering price per share	$13.81
Advisor Class:
Net assets, at value	$591,750,652
Shares outstanding	42,838,157
Net asset value and maximum offering price per share	$13.81

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended September 30, 2018 (unaudited)

Templeton Emerging Markets Small Cap Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$15,947,965
Non-controlled affiliates (Note 3f and 8)	601,121
Income from securities loaned (net of fees and rebates)	171,613

Total investment income	16,720,699

Expenses:
Management fees (Note 3a)	7,284,320
Distribution fees: (Note 3c)
Class A	366,939
Class C	358,270
Class R	2,992
Transfer agent fees: (Note 3e)
Class A	192,842
Class C	47,181
Class R	786
Class R6	8,339
Advisor Class	415,304
Custodian fees (Note 4)	325,944
Reports to shareholders	49,402
Registration and filing fees	67,600
Professional fees	50,449
Trustees’ fees and expenses	31,138
Other	30,288

Total expenses	9,231,794
Expenses waived/paid by affiliates (Note 3f and 3g)	(114,912)

Net expenses	9,116,882

Net investment income	7,603,817

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	15,403,312
Foreign currency transactions	(203,569)

Net realized gain (loss)	15,199,743

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(127,241,793)
Non-controlled affiliates (Note 3f and 8)	(11,631,976)
Translation of other assets and liabilities denominated in foreign currencies	(54,545)
Change in deferred taxes on unrealized appreciation	2,072,308

Net change in unrealized appreciation (depreciation)	(136,856,006)

Net realized and unrealized gain (loss)	(121,656,263)

Net increase (decrease) in net assets resulting from operations	$(114,052,446)

*Foreign taxes withheld on dividends	$1,571,130

#Net of foreign taxes	$1,322,931

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Small Cap Fund

	Six Months Ended September 30, 2018 (unaudited)	Year Ended March 31, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$7,603,817	$827,379
Net realized gain (loss)	15,199,743	12,395,179
Net change in unrealized appreciation (depreciation)	(136,856,006)	131,197,572

Net increase (decrease) in net assets resulting from operations	(114,052,446)	144,420,130

Distributions to shareholders: (Note 1f)
Class R6	—	(50,428)
Advisor Class	—	(778,809)

Total distributions to shareholders	—	(829,237)

Capital share transactions: (Note 2)
Class A	(16,874,178)	12,744,662
Class C	(6,825,637)	5,363,285
Class R	802,385	313,422
Class R6	(341,840)	23,056,768
Advisor Class	(6,497,356)	139,211,483

Total capital share transactions	(29,736,626)	180,689,620

Net increase (decrease) in net assets	(143,789,072)	324,280,513
Net assets:
Beginning of period	1,087,671,541	763,391,028

End of period (Note 1f)	$943,882,469	$1,087,671,541

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TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton Emerging Markets Small Cap Fund

1.  Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Small Cap Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in certain foreign markets without registering with the market regulator. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

e.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of September 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

h.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective with the current reporting period, it is no longer required to present certain line items on the Statements of Changes in Net Assets. Such disclosure changes are included in the Statements of Changes in Net Assets, therefore prior period amounts are presented below.

For the year ended March 31, 2018, distributions to shareholders were as follows:

Distributions from net investment income:
Class R6	$(50,428)
Advisor Class	(778,809)

For the year ended March 31, 2018, distributions in excess of net investment income included in net assets was $(5,858,205).

2.  Shares of Beneficial Interest

At September 30, 2018, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended September 30, 2018		Year Ended March 31, 2018[a]

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,910,399	$27,735,162	8,632,233	$123,429,279
Shares redeemed	(3,116,430)	(44,609,340)	(7,710,771)	(110,684,617)

Net increase (decrease)	(1,206,031)	$(16,874,178)	921,462	$12,744,662

Class C Shares:
Shares sold	335,065	$4,636,441	1,546,280	$21,319,791
Shares redeemed	(842,341)	(11,462,078)	(1,151,578)	(15,956,506)

Net increase (decrease)	(507,276)	$(6,825,637)	394,702	$5,363,285

Class R Shares:
Shares sold	62,955	$887,546	37,163	$550,698
Shares redeemed	(6,017)	(85,161)	(16,767)	(237,276)

Net increase (decrease)	56,938	$802,385	20,396	$313,422

Class R6 Shares:
Shares sold	289,367	$4,302,660	1,681,734	$25,001,671
Shares issued in reinvestment of distributions	—	—	3,348	50,415
Shares redeemed	(320,226)	(4,644,500)	(130,160)	(1,995,318)

Net increase (decrease)	(30,859)	$(341,840)	1,554,922	$23,056,768

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

2.  Shares of Beneficial Interest (continued)

	Six Months Ended September 30, 2018		Year Ended March 31, 2018[a]

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Shares sold	6,368,322	$92,822,879	20,056,212	$291,593,199
Shares issued in reinvestment of distributions	—	—	30,373	457,729
Shares redeemed	(6,878,719)	(99,320,235)	(10,389,954)	(152,839,445)

Net increase (decrease)	(510,397)	$(6,497,356)	9,696,631	$139,211,483

aFor the period August 1, 2017 (effective date) to March 31, 2018 for class R6.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (Asset Management)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Asset Management based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.450%	Up to and including $500 million
1.400%	Over $500 million, up to and including $5 billion
1.350%	Over $5 billion, up to and including $10 billion
1.300%	Over $10 billion, up to and including $15 billion
1.250%	Over $15 billion, up to and including $20 billion
1.200%	In excess of $20 billion

For the period ended September 30, 2018, the annualized gross effective investment management fee rate was 1.425% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Asset Management, FT Services provides administrative services to the Fund. The fee is paid by Asset Management based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$44,240
CDSC retained	$5,675

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended September 30, 2018, the Fund paid transfer agent fees of $664,452, of which $265,051 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended September 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.69%	64,864,180	184,692,060	(192,036,281)	57,519,959	$57,519,959	$338,998	$ —	$ —

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

3.  Transactions with Affiliates (continued)

g.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until July 31, 2019.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2018, there were no credits earned.

5.  Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At March 31, 2018, the Fund deferred late-year ordinary losses of $1,853,480.

At September 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$868,682,918

Unrealized appreciation	$214,718,881
Unrealized depreciation	(125,318,506)

Net unrealized appreciation (depreciation)	$89,400,375

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of EU reclaims and passive foreign investment company shares.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2018, aggregated $63,964,429 and $73,259,763, respectively.

At September 30, 2018, in connection with securities lending transactions, the Fund loaned equity investments and received $16,881,033 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

8.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended September 30, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Pinar Sut Mamulleri Sanayii AS	3,279,170	—	—	3,279,170	$4,409,871	$262,123	$—	$ (5,615,258)
Reysas Gayrimenkul Yatirim Ortakligi AS	24,575,397	—	—	24,575,397	3,048,830	—	—	(6,016,718)

Total Affiliated Securities (Value is 0.8% of Net Assets)					$7,458,701	$262,123	$—	$(11,631,976)

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended September 30, 2018, the Fund did not use the Global Credit Facility.

10.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

10. Fair Value Measurements (continued)

A summary of inputs used as of September 30, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments[b]	$ 890,192,850	$—	$ —	$890,192,850
Participatory Notes	—	10,370,484	—	10,370,484
Short Term Investments	57,519,959	—	—	57,519,959

Total Investments in Securities	$ 947,712,809	$10,370,484	$ —	$958,083,293

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

11.  New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Management is currently evaluating the impact, if any, of applying this provision.

12.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective October 5, 2018. Further details are disclosed in the Fund’s Prospectus.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

32	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Semiannual Report	33

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Semiannual Report and Shareholder Letter

Templeton Emerging Markets Small Cap Fund

Investment Manager

Templeton Asset Management Ltd.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	426 S 11/18

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures were not effective related to internal control over financial reporting specific to the monitoring of market events following the close of trading in foreign stock markets that assist in determining the reliability of the values of the foreign securities held by the Funds and which may require the use of fair valuation factors to account for changes in the values of those securities subsequent to the local close of the foreign market but prior to the net asset calculation of the Funds. As a result, a material weakness exists at period end for the Templeton Dynamic Equity Fund, Templeton Emerging Markets Small Cap Fund and Templeton Frontier Markets Fund. There are no misstatements to current and previously issued financial statements. However, this material weakness could result in misstatements of security values and unrealized gains or losses and associated disclosures that would result in a material misstatement of the interim or annual consolidated financial statements that would not be prevented or detected.

After September 30, 2018 and prior to the issuance of the Registrant’s financial statements, the Registrant’s controls were enhanced through the implementation of a daily secondary review of market events following the close of trading on foreign stock markets to ensure the appropriate application of market level fair value.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.         N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date November 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date November 27, 2018

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer

Date November 27, 2018